                                  SCHEDULE 14A
             INFORMATION REQUIRED IN PROXY STATEMENT, OFFICIAL TEXT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                OGE ENERGY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     5)  Total fee paid:
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
--------------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     3)  Filing Party:
--------------------------------------------------------------------------------
     4)  Date Filed:
--------------------------------------------------------------------------------

OGE ENERGY CORP.

PROXY STATEMENT
AND
NOTICE OF ANNUAL MEETING
========================

MAY 21, 1998


                                OGE ENERGY CORP.
                                          [LOGO]


CONTENTS

                                              Page
                                                    NOTICE OF ANNUAL MEETING
Chairman's Letter                               1   OF SHAREOWNERS
                                                    AND PROXY STATEMENT
Notice of Annual Meeting                        2
                                                    THURSDAY, MAY 21, 1998, AT 10:00 A.M.
Proxy Statement                                 3
                                                    OKLAHOMA CITY MARRIOTT HOTEL
  Proposal No. 1 - Election of Directors        4   3233 NORTHWEST EXPRESSWAY
    Information about Directors                 4   OKLAHOMA CITY, OKLAHOMA
      and Nominees
  Information Concerning the                    7
    Board of Directors

  Executive Officers' Remuneration              8

  Report of Compensation                        8
    Committee on Executive
      Compensation

  Summary Compensation                         11
    Table

  Pension Plan Table                           12

  Change of Control Arrangements               13

  Company Stock Performance                    13

  Security Ownership                           14

  Section 16(a) Beneficial                     14
    Ownership Reporting Compliance

  Proposal No. 2 - Approval of OGE Energy      15
    Corp. Stock Incentive Plan

  Proposal No. 3 - Approval of OGE Energy      19
    Corp. Annual Incentive Compensation
      Plan

  Relationship with Independent                21
    Public Accountants

  Shareowner Proposals                         21

  Map                                          22

  Annex A - Stock Incentive Plan              A-1

  Annex B - Annual Incentive                  B-1
    Compensation Plan

                                       i

OGE ENERGY CORP.
================----------------------------------------------------------------

                                                                  March 27, 1998

DEAR SHAREOWNER:

     You are cordially invited to attend the annual meeting of OGE Energy Corp. at 10:00 a.m. on Thursday, May 21, 1998, at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma.

     In addition to the election of three directors, all shareowners will be asked to consider and vote on the adoption of a new Stock Incentive Plan and a new Annual Incentive Compensation Plan. As described more fully in the attached Proxy Statement, these new Plans are intended primarily to enable the Company to attract, retain and motivate officers and other key employees of the Company and provide incentives directly linked to increases in shareowner value. The Plans are also intended to comply with the provisions of Section 162(m) of the Internal Revenue Code regarding deductibility of executive compensation.

     Even though you may own only a few shares, your proxy is important in making up the total number of shares necessary to hold the meeting. Whether or not you plan to attend the meeting, please fill out, sign and return your proxy card in the envelope provided as soon as possible. Your cooperation will be appreciated.

     Those arriving before the meeting will have the opportunity to visit informally with the management of your Company. In addition to the business portion of the meeting, there will be reports on the Company's current operations and outlook.

     Your continued interest in the Company is most encouraging and, on behalf of the Board of Directors and employees of the Company, I want to express our gratitude for your confidence and support.

                                                Very truly yours,


                                            /s/ Steven E. Moore
                                                Steven E. Moore
                                                Chairman of the Board, President
                                                and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF SHAREOWNERS
========================--------------------------------------------------------

     The Annual Meeting of Shareowners of OGE Energy Corp. will be held on Thursday, May 21, 1998, at 10:00 a.m. at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma, for the following purposes:

     (1)  To elect three directors to serve for a three-year term;

     (2)  To approve the OGE Energy Corp. Stock Incentive Plan;

     (3)  To approve the OGE Energy Corp. Annual Incentive Compensation Plan;
          and

     (4) To transact such other business as may properly come before the meeting.

The map on page 22 will assist you in locating the Oklahoma City Marriott Hotel.

     The Board of Directors has fixed the close of business on March 23, 1998, as the record date for the determination of shareowners entitled to notice of and to vote at this meeting or any adjournment of the meeting. A list of such shareowners will be available, as required by law, at the principal offices of the Company at 321 N. Harvey, Oklahoma City, Oklahoma 73102.


                                               /s/ Irma B. Elliott
                                                   Irma B. Elliott
                                                   Vice President  and Secretary
Dated: March 27, 1998

--------------------------------------------------------------------------------

IMPORTANT -- YOUR PROXY CARD IS ENCLOSED IN THIS ENVELOPE

     To assure your representation at the meeting, please sign, date and return the proxy promptly in the enclosed envelope. No postage is required for mailing in the United States. If your shares are held in the name of a broker, trust, bank or other nominee and you plan to attend the meeting and vote your shares in person, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.
--------------------------------------------------------------------------------

PROXY STATEMENT

                                                                  March 27, 1998

     The Annual Meeting of Shareowners of OGE Energy Corp. (the "Company") will be held at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma, on May 21, 1998, at 10:00 a.m. For the convenience of those shareowners who may attend the meeting, a map is printed on page 22 that gives directions to the Oklahoma City Marriott Hotel. At the meeting, it is intended that the first three items in the accompanying notice will be presented for action by the owners of the Company's Common Stock. The Board of Directors does not now know of any other matters to be presented at the meeting, but, if any other matters are properly presented to the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

     The Board of Directors solicits your proxy for use at this meeting. You may revoke your proxy at any time before it is exercised by giving written notice of its revocation to the Secretary of the Company or filing with her another proxy as provided by law. All proxies properly executed by shareowners and received by the Company prior to the meeting will be voted and will be voted in accordance with the directions made on the proxy and, if no directions are made, the proxy will be voted in favor of election of the Board's nominees for directors and in favor of the proposals to approve the OGE Energy Corp. Stock Incentive Plan and the OGE Energy Corp. Annual Incentive Compensation Plan. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegram by officers and regular employees of the Company or its subsidiaries. Morrow & Co. Inc., New York, New York, will assist in solicitation of proxies and the Company will pay Morrow & Co. Inc. for its proxy solicitation services approximately $7,000 plus expenses. The Company does not expect to pay any additional compensation for the solicitation of proxies; however, brokers and other custodians, nominees, or fiduciaries may be reimbursed for their expenses in forwarding proxy material to principals and obtaining their proxies.

     On March 1, 1998, the Company had outstanding approximately 40,385,198 shares of Common Stock, par value $.01 per share. The Company does not have any other outstanding class of stock.

     The owners of the Company's Common Stock are entitled to one vote on each matter presented for a vote at the meeting.

     The Company's 1997 Annual Report to its shareowners, including financial statements for the year 1997, was sent on or about March 27, 1998, to all shareowners of the Company of record on March 23, 1998.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company presently consists of nine members. The directors are classified into three groups. One class of directors is elected at each year's Annual Meeting for a three-year term and to continue in office until their successors are elected and qualified. The following three persons are the nominees of the Board to be elected for such three-year term at the Annual Meeting to be held on May 21, 1998: Messrs. Luke R. Corbett, Robert Kelley and Bill Swisher. Each of these individuals is currently a director of the Company whose term as a director is scheduled to expire at the Annual Meeting.

     The enclosed proxy, unless otherwise specified, will be voted in favor of the election as directors of the previously listed three nominees. The Board of Directors does not know of any nominee who will be unable to serve, but if any of them should be unable to serve, the proxy holder may vote for a substitute nominee. No nominee or director owns more than 0.07% of any class of voting securities of the Company.

     For the nominees described herein to be elected as directors, they must receive a majority of the votes of shares of Common Stock present in person or by proxy and entitled to vote. Withholding authority is treated as a vote against.

     Each director of the Company is also a director of the Company's principal subsidiary, Oklahoma Gas and Electric Company ("OG&E"). The Company became the parent company of OG&E pursuant to a corporate reorganization, effective December 31, 1996.

INFORMATION ABOUT DIRECTORS AND NOMINEES
--------------------------------------------------------------------------------
     The following contains certain information as of March 1, 1998, concerning the three nominees for directors, as well as the directors whose terms of office do not expire at the Annual Meeting on May 21, 1998.
--------------------------------------------------------------------------------

NOMINEES FOR ELECTION FOR TERM EXPIRING AT 2001 ANNUAL MEETING OF SHAREOWNERS

     LUKE R. CORBETT, 51, is Chairman and Chief Executive Officer
of  Kerr-McGee  Corporation.  He has been  employed by Kerr-McGee
Corporation  for more than 13 years,  having  served as President and  Chief  Operating  Officer  from  1995 to  1997;  Group  Vice
President  from 1992 to 1995; and Senior Vice President from 1991     [Photo]
to 1992. Mr. Corbett also serves as a member of the Board of Directors of Devon Energy Corporation. Mr. Corbett has been a director of the Company since December 31, 1996, and of OG&E since December 1, 1996 and is a member of the audit committee of the Board.

--------------------------------------------------------------------------------

     ROBERT  KELLEY,   52,  is  Chairman,   President  and  Chief
Executive  Officer  of Noble  Affiliates,  Inc.,  an  independent energy company with exploration and production  operations in the
United States and  international  operations  in China,  Equador,
Equatorial  Guinea and the U.K.  sector of the North Sea. He also serves as President  and Chief  Executive  Officer of Samedan Oil
Corporation and Chairman and Chief Executive Officer of Noble Gas     [Photo]
Marketing   Inc.,   both   wholly-owned   subsidiaries  of  Noble
Affiliates, Inc. Mr. Kelley has been a director of the Company since December 31, 1996 and of OG&E since January 17, 1996, and is a member of the audit and compensation committees of the Board. Mr. Kelley also serves as a director of Exchange National
Bank and  Trust  Company  of  Ardmore,  Oklahoma  and of  AmQuest
Financial Corporation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     BILL  SWISHER,  67,  is  Chairman  of the  Board  and  Chief
Executive  Officer of CMI  Corporation,  a  manufacturer  of road
construction   equipment   that  is  located  in  Oklahoma  City,     [Photo]
Oklahoma.  Mr.  Swisher has been a director of the Company  since
December 31, 1996 and of OG&E since 1979, and is chairman of the compensation committee and a member of the audit committee of the Board.

--------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT 2000 ANNUAL MEETING OF SHAREOWNERS

     WILLIAM E.  DURRETT,  67, is Senior  Chairman  of the Board,
American Fidelity Corporation,  an insurance holding company, and numerous other subsidiaries of American Fidelity Corporation.  He serves as Senior  Chairman of the Board and  director of American
Fidelity Assurance Company, an insurance company  wholly-owned by     [Photo]
American Fidelity Corporation. He also serves as a director of BOK Financial Corporation and INTEGRIS Health. Mr. Durrett has been a director of the Company since December 31, 1996, and of OG&E since March 1991, and is a member of the audit and compensation committees of the Board.

--------------------------------------------------------------------------------

     H. L.  Hembree,  III, 66, is Managing  Partner of Sugar Hill
Partners,   a  family  partnership  engaged  in  trucking,   tire
remanufacturing, agriculture and oil and gas exploration, located
in Fort Smith,  Arkansas.  Prior to l998,  he was Chairman of the     [Photo]
Executive  Committee  of  Merchants  National  Bank,  Fort Smith,
Arkansas.  He has been a director of the Company  since  December
31, 1996, and of OG&E since 1985, and is a member of the compensation committee of the Board.

--------------------------------------------------------------------------------

     STEVEN  E.  MOORE,  51,  is  Chairman,  President  and Chief
Executive  Officer  of the  Company  and  of  OG&E,  having  been appointed to such positions with the Company  effective  December
31, 1996 and as President  of OG&E in August  1995,  and as Chief
Executive Officer and Chairman of OG&E in May 1996. Mr. Moore has
been employed by OG&E for more than 23 years,  having  previously     [Photo]
served as Senior Vice President of Law and Public Affairs. He also serves as a director of BOK Financial Corporation and has served on many industry-wide committees in the electric utility industry. Mr. Moore has been a director of the Company since 1996 and of OG&E since October 1995.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT 1999 ANNUAL MEETING OF SHAREOWNERS

     HERBERT  H.   CHAMPLIN,   60,  is   President   of  Champlin
Exploration,  Inc., an independent oil producer, and President of
Enid Data  Systems,  computer  marketers,  both  located in Enid,
Oklahoma.  Mr.  Champlin has been a director of the Company since
December 31, 1996 and of OG&E since 1982,  and is chairman of the     [Photo]
audit committee and a member of the nominating committee of the Board. Mr. Champlin also was engaged separately during 1997 as a part of his principal business occupation in the petroleum industry and had interests in oil and gas wells.

--------------------------------------------------------------------------------

     MARTHA  W.  GRIFFIN,  63,  owner  of  Martha  Griffin  White
Enterprises,  is  presently  engaged  in  the  management  of her personal investments,  the operation of a ranch and various civic activities.  Prior to September 30, 1994,  she served as Chairman of the Board of Griffin  Television,  Inc.,  located in  Oklahoma
City, Oklahoma, and Chairman of the Board of Griffin Food Company
(a subsidiary of Griffin Television, Inc.). Mrs. Griffin has been a director of the  Company  since  December  31, 1996 and of OG&E
since 1987,  and is chairman of the  nominating  committee  and a     [Photo]
member of the audit  committee of the Board.  During  1997,  Mrs.
Griffin was also a major stockholder of television  station KWTV,
Channel 9, Oklahoma  City,  Oklahoma.  During 1997,  OG&E paid an
aggregate   of   approximately   $126,272  to  KWTV  for  showing
television   commercials  of  OG&E.   This  television  time  was
purchased by contract with the station, and the rate paid was no less favorable to OG&E than the rate that would have been paid to similar stations in the Oklahoma City area.

--------------------------------------------------------------------------------

     RONALD H. WHITE, M.D., 61, is a practicing  cardiologist and is President and Chief Executive  Officer of Cardiology,  Inc. in
Oklahoma City. He serves as a member of the Board of Directors of
INTEGRIS  Baptist  Medical  Center of  Oklahoma  City,  and was a     [Photo]
member of the Board of Regents of the University of Oklahoma for 14 years. Dr. White has been a director of the Company since
December 31, 1996 and of OG&E since 1989, and is a member of the nominating committee of the Board.

--------------------------------------------------------------------------------

INFORMATION CONCERNING THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     Each member of the Board of Directors of the Company is also a director of OG&E. The Board of Directors of the Company met on seven occasions during 1997 and the Board of Directors of OG&E met on six occasions during 1997. Each director attended 100% of the total number of meetings of the Boards of Directors and the committees of the Boards on which he or she served, with the exception of Mr. Hembree, who attended approximately 73% of such total number of meetings.

     COMMITTEES. The committees of the Company's Board of Directors include a compensation committee, an audit committee and a nominating committee. The Directors who are members of the various committees of the Company serve in the same capacity for purposes of the OG&E Board. Members of the compensation committee are Bill Swisher, chairman, and Messrs. Durrett, Kelley and Hembree. During 1997, the committee met on four occasions to review and make recommendations to the Company's Board of Directors with respect to compensation of principal officers, salary policy for the period, benefit programs for employees, compensation for outside directors for service on the Board and the Board committees, and future objectives and goals of the Company.

     Members of the audit committee are Herbert H. Champlin, chairman, Mrs. Griffin and Messrs. Corbett, Durrett, Kelley, and Swisher. During 1997, the committee met on two occasions to review and make recommendations to the Board of Directors with respect to internal audit procedures, engagement of independent public accountants, their review with the independent accountants of the results of the auditing engagement, and matters having a material effect upon financial operations.

     Members of the nominating committee are Martha W. Griffin, chairman, Mr. Champlin and Dr. White. During 1997, the committee met on two occasions to review and make recommendations to the Board of Directors with respect to nominees for election as directors. Similarly, recommendations were made concerning membership of the audit, compensation and nominating committees and rotation of committee assignments among directors. It is expected that the nominating committee will consider nominees recommended by shareowners in accordance with the Company's By-laws. The Company's By-laws provide that a shareowner intending to nominate director candidates for election at an Annual Meeting of Shareowners must deliver written notice thereof to the Secretary of the Company not later than 90 days in advance of the meeting. The notice must set forth certain information concerning such shareowner and the nominee(s), including each nominee's name and address, a representation that the shareowner is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareowner and each nominee and any other person pursuant to which the nomination or nominations are to be made by the shareowner, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) of such shareowner and the consent of each nominee to serve as a director of the Company if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     DIRECTOR COMPENSATION. Compensation of non-officer directors of the Company during 1997 consisted of an annual retainer fee of $31,500, of which $2,000 was payable monthly in cash (the same amount that has been paid monthly since August
1994) and $7,500 was deposited in the director's Stock Account under the Directors' Deferred Compensation Plan and converted to 147.420 common stock units based on the closing price of the Company's Common Stock on November 28, 1997. In addition, all non-officer directors received $1,000 for each Board meeting and $1,000 for each committee meeting attended. The foregoing amounts represent the aggregate fees paid to directors in their capacities as directors of the Company and OG&E.

     Under the Directors' Deferred Compensation Plan, non-officer directors also may defer payment of all or part of their attendance fees and the cash portion f their annual retainer fee, which deferred amounts are, at the election of the director, credited to a Dollar Account or a Stock Account or a combination of both, on the date the deferred amounts otherwise would have been paid.

     Amounts credited to the Dollar Account accrue interest approximately equal to the commercial paper rate for established companies. Amounts credited to the Stock Account are converted into common stock units equal in number to the number of shares of the Company's Common Stock which the amounts would purchase based on the fair market value of the Company's Common Stock on the date the amounts would otherwise be paid. The Stock Account is credited on each dividend payment date for the Company's Common Stock with additional common stock units by dividing the aggregate cash dividend which would have been paid if existing common stock units were actual shares of the Company's Common Stock by the fair market value of the Company's Common Stock as of the dividend payment date.

     When an individual ceases to be a director of the Company, all amounts credited under the Plan are paid in cash in a lump sum or installments, with the value of common stock units based on the fair market value of the Company's Common Stock at the time of payment. In addition, amounts that are credited to the Stock Account are automatically transferred to a Dollar Account upon the occurrence of certain mergers and related transactions in which the Company is not the survivor. As an alternative to the foregoing investment options, the Plan permits a non-officer director to have all or any deferred portion of the attendance fees and the cash portion of the annual retainer fee applied to purchase life insurance for the director.

     Historically,  for those  directors who retired from the Board of Directors after 10 years or more of service,  the Company and OG&E  continued to pay their annual cash retainer until their death.  In November 1997, the Board  eliminated this  retirement  policy for directors.  Directors who retired prior to November
1997,  however,  will continue to receive  benefits under the former policy.  In payment for benefits  accrued  under the former  policy,  each current  director received a payment  equal to the present  value of the benefit that the director would have  received  had he or she  retired  from the Board at age 70 under the former policy and the annual cash retainer had remained at $24,000. The payments were made in the form of  common  stock  units  under  the  Directors'  Deferred
Compensation  Plan,  based on the closing price of the Company's Common Stock on
November 28, 1997.  The number of common  stock units  awarded to each  director was: Mr. Corbett,  698 units;  Mr.  Champlin,  1,538 units;  Mr. Durrett,  2,768 units;  Mrs.  Griffin,  2,344 units; Mr. Hembree,  2,482 units; Mr. Kelley,  796 units; Mr. Swisher, 2,790 units; and Dr. White, 1,570 units.

EXECUTIVE OFFICERS' REMUNERATION
--------------------------------------------------------------------------------
     The  Company's  executive  compensation  program  is  administered  by  the
Compensation   Committee   of  the  Board  of  Directors  of  the  Company  (the
"Committee").  Set forth below is the Committee's report on compensation paid to executive officers during 1997.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------
     GENERAL.   The  primary  goals  of  the  Committee  in  setting   executive
compensation  in 1997 were:  (i) to provide a total  compensation  package  that would enable the Company to attract and retain key  executives and (ii) to align the executives'  interests with those of shareowners and with performance by the
Company and its subsidiaries.

     Compensation of the Company's executive officers in 1997 was comprised primarily of salary, awards under the Annual Incentive Compensation Plan, awards under the Restricted Stock Plan, and benefits under the Employees' Retirement
Savings Plan and pension plan. Virtually all employees, including executive officers, are eligible to participate in the Retirement Savings Plan and pension plan. Both the Retirement Savings Plan and pension plan have a supplemental restoration plan that enables executive officers to receive the same benefits that they would have received in the absence of limitations imposed by the federal tax laws on contributions or payouts. In addition, a Supplemental
Executive Retirement Plan (the "SERP"), which was adopted in 1993, offers attractive pension benefits to lateral hires. The SERP is not expected to benefit present executive officers generally who remain employed by the Company or OG&E until age 65. In reviewing the benefits under the SERP, Retirement
Savings Plan, pension plan and related restoration plans, the Committee sought in 1997 to provide participants with benefits at least commensurate with those offered by other utilities of comparable size. The restoration plans for the Retirement Savings Plan and pension plan contain provisions requiring their immediate funding in the event of certain mergers, consolidations or tender offers involving the Company.

In recent years,  the Committee has  significantly  altered the structure of the executive compensation system and the composition of the individual compensation packages,  shifting from a compensation system based in large part on individual performance  and  continued  employment to a  compensation  system that places a significant  portion of compensation at risk dependent on the performance of the
Company  and its  subsidiaries.  Also,  in an  effort to  ensure  the  continued
competitiveness of the Company's executive  compensation policies, the Committee in 1997 changed the peer groups considered in setting compensation.  Base salary continued to be set at  approximately  the average of the  compensation  paid to similar  executives within the approximately 120 electric  utilities included in the Edison Electric Institute Survey1 (the "Base Salary Survey Group").  Yet, in
making long-term and annual incentive  compensation awards, the Committee sought to set such awards at  approximately  the 25th  percentile of the awards made to similar  executives  in the Towers Perrin  General  Industry  Compensation  Data
Bases1 (the  "Incentive  Compensation  Survey  Group").  This change  caused the
Company's executive officers in 1997 to receive a greater portion of their total
compensation   in   incentive-based   awards  than  they  had  in  prior  years.
-----------------
1    The  companies  in the Base  Salary  Survey  Group  are not the same as the utilities in the Dow Jones Electric  Utilities  Index utilized in the Stock
     Performance  Graph on page 13. The Base Salary  Survey Group and  Incentive
     Compensation  Survey  Groups  were  selected  by Towers  Perrin and, in the judgment  of  the  Committee,  are  appropriate  peer  groups  to  use  for compensation purposes.

                                       8

     In 1993, a Federal tax law was passed which limits the deductibility of executive compensation in excess of $1,000,000 unless certain exceptions are met. This law did not impact the Company with respect to executive compensation paid in 1997. The Committee has continued to analyze the structure of its salary and various compensation programs in light of this law. The Committee's present intent is to take appropriate steps to ensure the continued deductibility of its executive compensation. For this reason and the reasons discussed in Proposal No. 2 and Proposal No. 3 herein, the Committee determined that the Company should modify its long-term and short-term incentive plans beginning in 1998 so that certain compensation payable thereunder would qualify for the "performance based compensation" exception to the $1,000,000 deduction limit, thereby ensuring that such compensation will continue to be deductible by the Company.

     BASE SALARY. The base salaries for the Company's executive officers in 1997 were designed to be competitive with the Base Salary Survey Group and generally approximated the salary at the 50th percentile of the range for comparable executives employed by companies in the Base Salary Survey Group. Actual base salaries were determined based on individual performance and experience. The salaries of executive officers for 1997 were determined in January 1997, with an effective date of March 1, 1997 and were subject to adjustment during the year if an individual's duties and responsibilities were changed.

     ANNUAL INCENTIVE COMPENSATION PLAN. The current Annual Incentive Compensation Plan was adopted in late 1992. The Plan was designed to provide key management personnel with annual incentive awards, the payment of which is tied to the achievement of specified Company objectives relating to profitability. Awards with respect to 1997 performance were made under the Plan to 48 employees, including all executive officers, and specified corporate and individual performance goals were established in January 1997. Payouts of the awards were in cash and were dependent primarily on the achievement of such specified performance goals. In 1997, the corporate goals were based 50% on earnings per share, as compared to earnings goals set by the Committee, and 50% on operating and maintenance expense per kilowatt-hour, as compared to approximately 25 electric utilities. The amount of the award for each executive officer was expressed as a percentage of base salary (the "targeted amount"), with the officer having the ability, depending upon achievement of corporate goals, to receive from 0% to 150% of such targeted amounts. For 1997, the targeted amounts ranged from 20% to 40% of base salary and approximated the 25th percentile of the level of such awards granted to comparable executives employed by companies in the Incentive Compensation Survey Group.

     The percentage of the targeted amount that an officer ultimately received was subject to being increased or decreased by up to 20% at the discretion of the Committee, depending on the individual's achievement of pre-established personal goals approved by the Committee. In no event, however, were any payouts made unless the specified minimum corporate performance goals were satisfied. For 1997, the Company's earnings per share ($3.23) and the operating and maintenance expenses both exceeded the target levels. Corporate performance in 1997 and performance by executive officers of their pre-established personal goals resulted in payouts ranging from 140% to 145% of their target amounts and from 28% to 58% of their base salaries.

     RESTRICTED STOCK AWARDS. Another significant component of executive compensation in 1997 was awards under the Company's Restricted Stock Plan, which historically has been the only long-term compensation awarded to the Company's executive officers. In the future, it is anticipated that stock options under the proposed Stock Incentive Plan will represent a significant component of long-term compensation.

     The Restricted Stock Plan empowers the Committee to make contingent awards of Common Stock ("Restricted Stock") to key employees. Each share of Restricted Stock is subject to a Restricted Period of three or four years during which the share is subject to forfeiture if the recipient of the share ceases to render substantial services to the Company or a subsidiary for any reason (other than death, disability or normal retirement) and during which the share may not be transferred. The Committee has the power in the event of certain mergers, consolidations or tender offers involving the Company to lapse all restrictions on shares of Restricted Stock.

     Awards under the Restricted Stock Plan were made at the end of 1997 and were based, as required by the Plan, on the individual's performance during 1997. In evaluating an individual's performance, the Committee considered individual job performance, experience and individual characteristics such as leadership and dedication, with no particular weight given to one factor over another. The Committee also considered the long-term incentives awarded to similar executives by corporations in approximately the 25th percentile of the Incentive Compensation Survey Group (the "long-term targeted amount"). In anticipation of the adoption in 1998 of the Stock Incentive Plan (a copy of which is attached as Annex A) and the award in early 1998 of stock options as a significant part of the executives' 1998 long-term compensation, the Committee awarded Restricted Stock to executive officers in late 1997 having a value (based on the fair market value of the Company's Common Stock on the date of the award) of approximately 33 1/3% to 50% of such executive officers' long-term targeted amount. As a result, awards of Restricted Stock ranged from 10% to 20% of an executive's anticipated 1998 base salary.

     As in prior years, each share of Restricted Stock awarded in 1997 is subject to forfeiture during a Restricted Period. Moreover, as in prior years, the shares awarded in 1997 to all the executive officers contained a significant additional condition. Such officers generally will be entitled at the end of the Restricted Period of three years to keep the full amount of the shares awarded to them only if the Company during such period meets or exceeds a specific return on equity target as compared to the return on average equity for the approximately 90 electric and combination utility companies (including utility holding companies) shown in the Merrill Lynch & Co., Inc. Data Sheet-Electric and Combination Utility Companies (the "Merrill Lynch Index") with the officer receiving fewer shares and possibly no shares depending on the Company's performance relative to the performance of the companies in the Merrill Lynch Index. The Committee's rationale for this additional condition was to continue to reward past service and to align the officers' interests with those of shareowners and, at the same time, to tie the Restricted Stock awards directly to long-term corporate performance. The amount of shares awarded in 1997 that an officer will ultimately receive will not be determined until the end of 2000. Prior awards of Restricted Stock were not considered by the Committee in making awards in 1997.

     CEO COMPENSATION. The 1997 compensation for Mr. Moore consisted of the same components as the compensation for other executive officers. Mr. Moore's 1997 salary was increased from $375,000 to $425,000, effective March 1, 1997, and his 1997 targeted award under the Annual Incentive Plan was set at 40% of his base salary, which the Compensation Committee believed were appropriate levels based on his performance and his prior experience. As a result of 1997 performance as described above, he received a payout of $246,500 under the Annual Incentive Plan, representing 145% of his composite targeted award, of which 125% was attributable to corporate performance and 20% was attributable to his individual performance. Mr. Moore's Restricted Stock award was based on his performance in 1997 and a comparison of his award to the long-term compensation of other chief executive officers in the 25th percentile of the Incentive Compensation Survey Group. Consideration also was given to Mr. Moore's prior experience with the Company and OG&E, his demonstrated leadership skills and his positive reputation within the community and utility industry. Based on these factors and the expected award in early 1998 to Mr. Moore of stock options under the proposed Stock Incentive Plan, the Committee determined to grant Mr. Moore a Restricted Stock award having an approximate value at the date of its grant of 20% of his base salary for 1998. As was the case with respect to awards of Restricted Stock to other key officers, Mr. Moore's ultimate receipt of the shares awarded to him will be dependent upon the Company's achievement of specified return on equity targets during 1998, 1999 and 2000.

     CONCLUSION. The Committee believes that, with the adoption of the Stock Incentive Plan and the Annual Incentive Compensation Plan, the Company's executive compensation system will serve the interests of the Company and its shareowners effectively. The Committee takes very seriously its responsibilities with respect to the Company's executive compensation system. To this end, the Committee will continue to monitor and revise the compensation policies as necessary to ensure that the Company's compensation system continues to meet the needs of the Company and its shareowners.

                             Compensation Committee

Bill Swisher, Chairman
Hugh L. Hembree, III, member
William E. Durrett, member
Robert Kelley, member


SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------

     The following table provides information regarding compensation paid or to be paid by the Company or any of its subsidiaries to the Company's Chief Executive  Officer and four other most highly  compensated  executive  officers for the past three years. To the extent the table shows zeros for other annual  compensation,  stock options,  stock  appreciation  rights or payouts under long-term incentive  plans for a  particular  year,  no amounts  were  required to be  reported  in such year or, in the case of other  annual compensation, the amounts were below the threshold required for disclosure under the SEC's rules.

                                                                            Long Term Compensation
                                                                       --------------------------------
                                             Annual Compensation               Awards           Payouts
                                       ------------------------------  -----------------------  -------
                                                            Other       Restricted  Securities
                                                            Annual        Stock     Underlying    LTIP      All Other
Name and Principal                     Salary  Bonus(1)  Compensation    Awards(2)   Options/    Payouts  Compensation(3)
    Position                   Year      ($)     ($)         ($)           ($)        SAR(#)       ($)         ($)
------------------             ----    ------  -------- -------------   ----------  ----------  --------  ---------------

S.E. Moore, (4) Chairman,      1997    416,667  246,500         0          91,982        0           0        38,309
  President and                1996    337,708  146,072         0         101,291        0           0        28,489
  Chief Executive Officer      1995    212,000   58,591         0          52,974        0           0        17,726

A.M. Strecker                  1997    225,500  116,218         0          36,630        0           0        14,987
  Senior Vice President        1996    206,667   62,816         0          51,653        0           0        19,242
  Finance and Administration   1995    200,000   46,800         0          39,974        0           0        19,059

J.T. Coffman                   1997    143,333   63,075         0          21,825        0           0        16,361
  Vice President Power Supply  1996    134,167   39,420         0          26,814        0           0        14,913
                               1995    127,500   31,720         0          25,475        0           0         6,039

J.R. Hatfield                  1997    143,000   63,075         0          21,825        0           0        12,939
  Vice President and           1996    132,083   40,166         0          26,402        0           0         9,089
  Treasurer                    1995    127,500   29,835         0          25,475        0           0         2,350

M.D. Bowen, Jr.                1997    142,833   60,900         0          18,722        0           0        17,040
  Vice President Power         1996    130,333   38,544         0          26,067        0           0        15,447
  Delivery                     1995    119,167   28,548         0          23,814        0           0         7,926

-----------------

(1)  As explained on page 9, amounts in this column reflect payouts under the former Annual Incentive Compensation Plan.

(2)  Amounts in this column  reflect the market value of the shares of Restricted  Stock awarded  under the  Restricted  Stock Plan, based on the  closing  price of the  Company's  Common  Stock on the date the award was made.  The number of shares  awarded in
     1997,1996 and 1995 was as follows: (i) Mr. Moore, 1,808 shares, 2,463 shares and 1,308 shares, respectively; (ii) Mr. Strecker,
     720 shares, 1,256 shares and 987 shares, respectively;  (iii) Mr. Coffman, 429 shares, 652 shares and 629 shares, respectively;
     (iv) Mr. Hatfield,  429 shares,  642 shares and 629 shares,  respectively;  and (v) Mr. Bowen,  368 shares,  633 shares and 588 shares,  respectively.  In the absence of death,  disability or normal retirement,  the shares awarded to these individuals are subject to forfeiture for three years with the amount the recipient ultimately receives dependent on Company  performance.  The total number of shares and market value of Restricted Stock held by each of the named individuals as of December 31, 1997, were as follows: Mr. Moore, 6,570 shares,  $359,297; Mr. Strecker,  4,161 shares, $227,555; Mr. Coffman, 2,384 shares, $130,375; Mr.
     Hatfield, 1,990 shares, $108,828; and Mr. Bowen, 2,152 shares, $117,688.  Dividends are paid to these individuals on the shares of Restricted Stock owned by them.

(3)  Amounts in this column for 1997 reflect: (i) for Mr. Moore, $25,323 (Retirement Savings Plan and Retirement Savings Restoration
     Plan) and $12,986  (insurance  premiums);  (ii) for Mr.  Strecker,  $12,974  (Retirement  Savings Plan and  Retirement  Savings
     Restoration  Plan) and $2,013  (insurance  premiums);  (iii) for Mr. Coffman,  $8,224  (Retirement  Savings Plan and Retirement
     Savings  Restoration  Plan) and $8,137  (insurance  premiums);  (iv) for Mr.  Hatfield,  $5,495  (Retirement  Savings  Plan and
     Retirement Savings  Restoration Plan) and $7,444 (insurance  premiums);  and (v) for Mr. Bowen, $8,162 (Retirement Savings Plan
     and Retirement Savings  Restoration  Plan), and $8,878 (insurance  premiums).  A significant  portion of the insurance premiums reported for each of these  individuals is for life insurance  policies and such premiums are recovered by the Company from the proceeds of the policies.

(4)  Mr. Moore was appointed President of OG&E in August 1995, and Chairman and Chief Executive Officer of OG&E in May 1996.

                                                                 11


PENSION PLAN TABLE
------------------------------------------------------------------------------------------------------------------------------------
     The Company and OG&E  maintain a qualified  non-contributory  Retirement  Plan  covering all  employees of the Company who have completed one year's  service.  Subject to limitations  imposed by the Employee  Retirement  Income  Security Act of 1974 ("ERISA"),
benefits under the Retirement Plan are based upon the five highest  consecutive years of cash compensation (which for the executives named in the Summary  Compensation  Table prior to 1993 has consisted solely of salaries and for subsequent years consists of salary and bonus) during an employee's last ten years prior to retirement and length of service.  Social Security  benefits are deducted in determining  benefits  payable  under the Plan.  Remuneration  covered by the Plan  includes  salaries,  bonuses and  overtime  pay.
Retirement  benefits  are payable to  participants  upon normal  retirement  (at or after age 65) or early  retirement  (at or after attaining age 55 and completing five or more years of service), to former employees after reaching retirement age who have completed five or more years of service before terminating their employment and to participants  after reaching  retirement age upon total and permanent disability. As indicated above, the benefits payable under the Plan are subject to maximum limitations under ERISA. Should benefits at the time of  retirement  exceed the then  permissible  limits of ERISA,  the  Retirement  Restoration  Plan will provide benefits  through a lump-sum  distribution  actuarially  equivalent to the amounts that would have been payable  annually  under the
Retirement Plan but for the ERISA limits. The Company and OG&E fund the estimated benefits payable under the Retirement  Restoration
Plan  through  contributions  to a trust for the  benefit of those  employees  who will be entitled  to receive  payments  under the
Retirement Restoration Plan.

     The following  table sets forth the estimated  annual  benefits  payable upon normal  retirement  under the Retirement Plan and
Retirement Restoration Plan to persons in the remuneration classification specified.

-----------------------------------------------------------------------------------------------
   Average                                Years of Service at Retirement
 Compensation  --------------------------------------------------------------------------------
5 Highest Years     10        15        20        25        30        35        40        45
===============================================================================================
    $ 100,000    $ 13,391  $ 20,086  $ 26,782  $ 33,477  $ 40,172  $ 46,868  $ 53,563  $ 60,259
      125,000      17,141    25,711    34,282    42,852    51,422    59,993    68,563    77,134
      150,000      20,891    31,336    41,782    52,227    62,672    73,118    83,563    94,009
      175,000      24,641    36,961    49,282    61,602    73,922    86,243    98,563   110,884
      200,000      28,391    42,586    56,782    71,977    85,172    99,368   113,563   127,759
      225,000      32,141    48,211    64,282    80,352    96,422   112,493   128,563   144,634
      250,000      35,891    53,836    71,782    89,727   107,672   125,618   143,563   161,509
      300,000      43,391    65,086    86,782   108,477   130,172   151,868   173,563   195,259
      350,000      50,891    76,336   101,782   127,227   152,672   178,118   203,563   229,009
      400,000      58,391    87,586   116,782   145,977   175,172   204,368   233,563   262,759
      450,000      65,891    98,836   131,782   164,727   197,672   230,618   263,563   296,509
      500,000      73,391   110,086   146,782   183,477   220,172   256,868   293,563   330,259
      550,000      80,891   121,336   161,782   202,227   242,672   283,118   323,563   364,009
      600,000      88,391   132,586   176,782   220,977   265,172   309,368   353,563   397,759
      650,000      95,891   143,836   191,782   239,727   287,672   335,618   383,563   431,509
      700,000     103,391   155,086   206,782   258,477   310,172   361,868   413,563   465,259
      750,000     110,891   166,336   221,782   277,227   332,672   388,118   443,563   499,009
-----------------------------------------------------------------------------------------------

     As of December 31, 1997, the credited years of service for the individuals  listed in the remuneration  table on page 11 are as follows:  S. E. Moore - 23 years;  A. M. Strecker - 26 years; J. T. Coffman - 27 years; J. R. Hatfield - 3 years and M.D. Bowen - 32 years.

     In 1993, OG&E adopted a Supplemental  Executive Retirement Plan (the "SERP"). The SERP is an unfunded supplemental plan that is not subject to the benefits limit imposed by ERISA. The plan generally  provides for an annual retirement benefit at age 65 equal to
65% of the  participant's  average cash  compensation  during his or her final 36 months of employment,  reduced by Social  Security benefits,  by amounts  payable under the Company's  Retirement and Restoration  Plans described above and by amounts  received under pension plans from other  employers.  For a participant in the SERP who retires before age 65, the 65% benefit is reduced,  with the reduction  being 1% per year for ages 62 through 64, an additional 2% per year for ages 60 through 61, an additional 4% per year for ages 58 through 59 and an additional 6% per year for ages 55 through 57, so that a participant  retiring at age 55 would receive 32%
of his average cash  compensation  during his final 36 months,  reduced by the deductions set forth above.  None of the  individuals listed in the remuneration  table on page 11 has received or is expected to receive benefits under the SERP at normal  retirement as the benefits payable to such individuals  under the Company's  Retirement and Restoration  Plans are expected to exceed the benefits payable under the SERP.

                                                                 12

CHANGE OF CONTROL ARRANGEMENTS
--------------------------------------------------------------------------------

     The Company and OG&E have entered into employment agreements with each officer of the Company and OG&E. Pursuant to such agreements, each such officer is to remain an employee for a three-year period following a change of control of the Company (the "Employment Period"). During the Employment Period, the officer is entitled to (i) an annual base salary in an amount at least equal to his or her base salary prior to the change of control, (ii) an annual bonus in an amount at least equal to his or her highest bonus in the three years prior to the change of control, and (iii) continued participation in the incentive, savings, retirement and welfare benefit plans. The officer also is entitled to payment of expenses and provision of fringe benefits to the extent paid or provided to (a) such officer prior to the change of control or (b) other peer executives of the Company.

     If, during the Employment Period, the officer's employment is terminated by the employer for reasons other than cause or disability or by such officer due to a change in employment responsibilities, the officer shall be entitled to the following payments: (i) all accrued and unpaid compensation and (ii) a severance payment equal to 2.99 times the sum of such officer's (a) annual base salary and
(b) highest recent annual bonus. The officer shall also be entitled to continued welfare benefits for three years and outplacement services. If the payment of the foregoing benefits, when taken together with any other payments to the officer, would result in the imposition of the excise tax on excess parachute payments under Section 4999 of the Internal Revenue Code of 1986, as amended, then the severance benefits will be reduced if such reduction results in a greater after-tax payment to the officer. The officer is entitled to receive such amounts in a lump-sum payment within 30 days of termination. A change of control encompasses certain mergers and acquisitions, changes in Board membership and acquisition of securities of the Company.


COMPANY STOCK PERFORMANCE
--------------------------------------------------------------------------------

     The following graph shows a five-year comparison of cumulative total returns for the Company's Common Stock, the Dow Jones Equity Market Index and the Dow Jones Electric Utilities Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was 100 at December 31, 1992, and that all dividends were reinvested.


                                    [GRAPH]



                           OGE
Measurement Period        Energy      Dow Jones           Dow Jones
(Fiscal Year Covered)      Corp.     Equity Index     Electric Utilities
---------------------     ------     ------------     ------------------
        1992               100           100                 100
        1993               117           110                 112
        1994               113           111                  98
        1995               159           152                 129
        1996               165           188                 130
        1997               229           251                 165

                                       13

SECURITY OWNERSHIP
--------------------------------------------------------------------------------

     The following table shows the number of shares of the Company's Common Stock beneficially owned on March 1, 1998, by each Director, by each of the Executive Officers named in the compensation table on page 11, and by all Executive Officers and Directors as a group:


                                             Number of Common Shares(1)


     Herbert H. Champlin                                7,303
     Luke R. Corbett                                    1,155
     William E. Durrett                                 4,917
     Martha W. Griffin                                  5,176
     H. L. Hembree, III                                19,445
     Robert Kelley                                      3,241
     Bill Swisher                                      16,597
     Ronald H. White                                    3,934
     S.E. Moore                                        26,664
     A.M. Strecker                                     23,172
     J.T. Coffman                                       7,026
     J.R. Hatfield                                      4,534
     M.D. Bowen                                         8,259

     All Executive Officers and                       155,792
     Directors as a group
     (17 persons)


(1) Ownership by each executive officer is less than 0.07% of the class, by each director other than Mr. Moore is less than 0.05% of the class and, for all executive officers and directors as a group, is less than 0.39% of the class. Amounts shown include shares for which, in certain instances, an individual has disclaimed beneficial interest. Amounts shown for executive officers include 74,014 shares of Common Stock representing their interest in shares held under the Company's Employees' Stock Ownership Plan, Retirement Savings Plan and Restricted Stock Plan, for which in certain instances they have voting power but not investment power.

(2)  Amounts shown for Messrs.  Champlin,  Corbett,  Durrett,  Hembree,  Kelley,
     Swisher and White,  and for Mrs.  Griffin  include,  6,426,  1,043,  3,276,
     9,726, 2,241,  10,873,  2,934, and 2,846 common stock units,  respectively, under the Directors' Deferred  Compensation Plan.

     The foregoing information on share ownership is based on information furnished to the Company by the individuals listed above and all shares listed are beneficially owned by the individuals or by members of their immediate family unless otherwise indicated.


SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Under federal securities laws, the Company's and OG&E's directors and executive officers are required to report, within specified monthly and annual due dates, their initial ownership in the Company's common stock and OG&E's preferred stocks and subsequent acquisitions, dispositions or other transfers of interest in such securities. All of OG&E's preferred stocks were redeemed in January 1998. The Company is required to disclose whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. To the Company's knowledge, all of the Company's directors and officers subject to such reporting obligations have satisfied their reporting obligations in full for 1997.

PROPOSAL NO. 2 - APPROVAL OF
OGE ENERGY CORP. STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

     The Board of Directors has approved and recommended the adoption of the OGE Energy Corp. Stock Incentive Plan (the "Stock Incentive Plan"), subject to approval by the Company's shareowners. The Stock Incentive Plan is intended to replace the Company's Restricted Stock Plan, which was first approved by shareowners at the 1985 annual meeting.

     The purpose of the Stock Incentive Plan is to enable the Company and its subsidiaries and other Affiliates (as defined in the Stock Incentive Plan) to attract, retain and motivate non-employee directors, officers and employees and to provide the Company and its Affiliates with the ability to provide incentives directly linked to the profitability of the Company's businesses and increases in shareowner value and the enhancement of performance relating to customers.

     The Stock Incentive Plan has been designed to comply with recent tax law changes which impose limits on the ability of a public company to claim tax deductions for compensation paid to certain highly compensated executives.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that stock awards under the Stock Incentive Plan will qualify as performance-based compensation, which is generally deductible, the Stock Incentive Plan is being submitted to shareowners for approval at the Annual Meeting. While the Company believes compensation payable pursuant to the Stock Incentive Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change of control (all as defined in the Stock Incentive Plan), compensation not qualified under Section 162(m) of the Code may be payable. By approving the Stock Incentive Plan, the shareowners will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein.

     Set forth below is a summary of certain important features of the Stock Incentive Plan. This summary is qualified in its entirety by reference to the actual plan attached hereto as Annex A.

     ADMINISTRATION. The Stock Incentive Plan will be administered by the Compensation Committee of the Company or such other committee of the Board as the Board may from time to time designate, which will be composed solely of not less than two "disinterested persons" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 who also qualify as "outside directors" for purposes of Section 162(m) of the Code. Among other things, the Compensation Committee will have the authority, subject to the terms of the Stock Incentive Plan, to select non-employee directors, officers and employees to whom awards may be granted, to determine the type of award as well as the number of shares of Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Compensation Committee also will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Stock Incentive Plan as it deems advisable, to interpret the terms and provisions of the Stock Incentive Plan and any awards issued thereunder and to otherwise supervise the administration of the Stock Incentive Plan. All decisions made by the Compensation Committee pursuant to the Stock Incentive Plan will be final and binding.

     ELIGIBILITY. Officers and salaried employees of the Company and its Affiliates designated by the Compensation Committee who are responsible for or contribute to the management, growth and profitability of the Company and non-employee directors of the Company are eligible to be granted awards under the Stock Incentive Plan.

     PLAN FEATURES. The Stock Incentive Plan authorizes the issuance of up to 2,000,000 shares of Common Stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), restricted stock and performance units, but not more than 500,000 shares may be issued as restricted stock. No single participant may be granted awards pursuant to the Stock Incentive Plan covering in excess of 250,000 shares (2,500 shares for non-employee directors) of Common Stock in any one calendar year and no participant may be granted performance units in any one calendar year payable in cash in an amount that would exceed $1,000,000 ($15,000 for non-employee directors). Subject to the foregoing limits, the shares available under the Stock Incentive Plan can be divided among the various types of awards and among the participants as the Compensation Committee sees fit. The shares subject to grant under the Stock Incentive Plan are to be made available from authorized but unissued shares or from treasury shares as determined from time to time by the Board. Awards may be granted for such terms as the Compensation Committee may determine, except that the term of an ISO may not exceed ten years from its date of grant. No awards outstanding on the termination date of the Stock Incentive Plan will be affected or impaired by such termination. Awards will not be transferable, except by will and the laws of descent and distribution and, in the case of nonqualified stock options and any related SARs, as a gift to an optionee's children. The Compensation Committee will have broad authority to fix the terms and conditions of individual agreements with participants.

DESCRIPTION OF AWARDS

     As indicated above, several types of stock-related grants can be made under the Stock Incentive Plan. A SUMMARY OF THESE GRANTS IS SET FORTH BELOW:


     STOCK OPTIONS. The Stock Incentive Plan authorizes the Compensation Committee to grant options to purchase Common Stock at an exercise price (the "option price") which cannot be less than 100% of the fair market value of such stock on the date of grant. The Stock Incentive Plan permits optionees, with the approval of the Compensation Committee, to pay the exercise price of options in cash, stock (valued at its fair market value on the date of exercise) or a combination thereof. As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is their tax treatment. See "--FEDERAL INCOME TAX CONSEQUENCES."

     SARs. The Stock Incentive Plan authorizes the Compensation Committee to grant SARs in conjunction with all or part of any stock option granted under the Stock Incentive Plan. An SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of Common Stock at the time of exercise over the option price per share specified in the related stock option. Such amount will be paid to the holder in shares of Common Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Compensation Committee may determine. An SAR may be granted in conjunction with a contemporaneously granted ISO or a previously or contemporaneously granted nonqualified option. Since the exercise of an SAR is an alternative to the exercise of an option, the option will be canceled to the extent that the SAR is exercised and the SAR will be canceled to the extent the option is exercised.

     RESTRICTED STOCK. The Stock Incentive Plan authorizes the Compensation Committee to grant restricted stock to individuals with such restriction periods as the Compensation Committee may designate. The Compensation Committee may, prior to granting shares of restricted stock, designate certain participants as "Covered Employees" upon determining that such participants are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Code, and will provide that restricted stock awards to these Covered Employees cannot vest unless applicable performance goals established by the Compensation Committee within the time period prescribed by Section 162(m) of the Code are satisfied. These performance goals must be based on the attainment of specified levels of total shareholder return, return on capital, earnings per share, market share, stock price, sales, costs, net operating income, net income, return on assets, earnings before income taxes, depreciation and amortization, return on total assets employed, capital expenditures, earnings before income taxes, economic value added, cash flow, retained earnings, return on equity, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and/or maintenance cost management (including operation and maintenance expenses per
Kwh) and energy production availability. At the time of establishing a performance goal, the Compensation Committee shall specify the manner in which the performance goal shall be calculated. In so doing, the Compensation Committee may exclude the impact of certain specified events from the calculation of the performance goal. Such performance goals also may be based on the attainment of specified levels of performance of the Company or one or more Affiliates under one or more of the measures described above relative to the performance of other corporations. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals." With respect to Covered Employees, all Performance Goals must be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code. The Compensation Committee also may condition the vesting of restricted stock awards to participants who are not Covered Employees upon the satisfaction of these or other applicable performance goals. The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Compensation Committee may require that the stock certificates evidencing restricted shares be held by the Company. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered.
Other than these restrictions on transfer and any other restrictions the Compensation Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

     Performance Units. The Stock Incentive Plan authorizes the Compensation Committee to grant performance units. Performance units may be denominated in shares of Common Stock or cash, or may represent the right to receive dividend equivalents with respect to shares of Common Stock, as determined by the Compensation Committee. Performance units will be payable in cash or shares of Common Stock if applicable Performance Goals (based on one or more of the measures described in the section entitled "-- RESTRICTED STOCK" above) determined by such committee are achieved during an award cycle. An award cycle will consist of a period of consecutive fiscal years or portions thereof designated by the Compensation Committee over which performance units are to be earned. At the conclusion of a particular award cycle, the Compensation Committee will determine the number of performance units granted to a participant which have been earned in view of applicable Performance Goals and shall deliver to such participant (i) the number of shares of Common Stock equal to the value of performance units determined by the Compensation Committee to have been earned and/or (ii) cash equal to the value of such earned performance units. The Compensation Committee may, in its discretion, permit participants to defer the receipt of performance units on terms and conditions established by the Compensation Committee.

     The Compensation Committee will have the authority to determine the non-employee directors, officers and employees to whom and the time or times at which performance units shall be awarded, the number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of an award. In the event that a participant's employment is terminated due to death, disability or retirement, the Compensation Committee will have the discretion to pay a prorated award, based on the participant's number of months of service and achievement of performance goals over the entire award cycle.


     DURATION, AMENDMENT AND DISCONTINUANCE. The Stock Incentive Plan will terminate on December 31, 2007. Awards outstanding as of such date will not be affected or impaired by the termination of the Stock Incentive Plan. The Stock Incentive Plan may be amended, altered or discontinued by the Board, but no amendment, alteration or discontinuance may be made which would (i) impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except such an amendment made to qualify the Stock Incentive Plan for the exemption provided by Rule 16b-3 or (ii) disqualify the Stock Incentive Plan from the exemption provided by Rule 16b-3. Except as expressly provided in the Stock Incentive Plan, the Stock Incentive Plan may not be amended without shareowner approval to the extent such approval is required by law or agreement. The Compensation Committee also may amend the terms of any option or other award previously granted, except that (i) no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or award to qualify for the exemption provided by Rule 16b-3 and (ii) no such amendment shall lower the option exercise price of an option other than in certain specified instances involving a change in capitalization or similar transaction.

     CHANGES IN CAPITALIZATION; CHANGE OF CONTROL. The Stock Incentive Plan provides that, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, share exchange, separation, spin-off or other distribution of stock or property of the Company, or any reorganization or partial or complete liquidation of the Company, the Compensation Committee or the Board may make such substitutions or adjustments in the aggregate number and kind of shares reserved for issuance under the Stock Incentive Plan, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the Stock Incentive Plan as may be determined to be appropriate by the Compensation Committee or the Board, in its sole discretion. The Stock Incentive Plan also provides that in the event of a change of control (as defined in the Stock Incentive Plan which is attached hereto as Annex A) of the Company (i) any SARs and stock options outstanding as of the date of the change of control which are not then exercisable and vested will become fully exercisable and vested, (ii) the restrictions applicable to restricted stock will lapse and such restricted stock shall become free of all restrictions and fully vested and (iii) all performance units will be considered to be earned and payable in full and any restrictions will lapse and such performance units will be settled in cash as promptly as practicable. The holders of options will have the right, for a period of 60 days after such date, to surrender such options in exchange for a cash payment based on the change of control price (as defined in the Stock Incentive Plan). However, if settlement in cash would disqualify a transaction from pooling-of-interests accounting treatment, the Compensation Committee may substitute stock.

     FEDERAL INCOME TAX CONSEQUENCES. The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

o NONQUALIFIED OPTIONS AND SARs. Upon the grant of a nonqualified option (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

o ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax.

o Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

o RESTRICTED STOCK. A participant who is granted restricted stock may make an election (a "Section 83(b) election") to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as capital gain (or loss) upon a subsequent sale of the shares. Any such Section 83(b) election must be made and filed with the IRS within 30 days of receipt in accordance with the regulations under Section 83(b) of the Code. If the participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is generally entitled to an income tax deduction for any compensation income taxed to the participant, subject to the provisions of Section 162(m) of the Code.

o PERFORMANCE UNITS. A participant who has been granted a performance unit award will not realize taxable income until the applicable award cycle expires and the participant is in receipt of the stock distributed in payment of the award or an equivalent amount of cash, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of Section 162(m) of the Code.

     NEW PLAN BENEFITS. Apart from the grant of nonqualified stock options granted in January 1998 and described below, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Stock Incentive Plan if the Stock Incentive Plan is adopted. Such determinations as to allocations are subject to the discretion of the Compensation Committee and as to receipt of payouts is dependent on future performance.

     1998 AWARDS. Subject to shareowner approval, the Compensation Committee in January 1998 decided to grant nonqualified stock options to purchase the following number of shares of Common Stock to the individuals and groups described on page 11 who are currently employees of the Company: Steven E. Moore, 52,000 shares; A.M. Strecker, 20,700 shares; J.T. Coffman, 6,200 shares; J.R. Hatfield, 6,200 shares; M.D. Bowen, 5,300 shares; all executive officers as a group, 106,400 shares; and all employees (excluding executive officers), 79,500 shares. The nonqualified stock options will become exercisable in one-third annual installments beginning one year from the date of grant at a purchase price of $51.50 per share (which was the fair market value of the Common Stock on the date the options were granted) and will expire ten years from the date of grant.


     VOTE REQUIRED. The affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of the Company's Common Stock represented at the Annual Meeting and entitled to vote thereon is required to approve the Stock Incentive Plan with respect to Section 162(m) of the Code. Absentions from voting on this matter will be treated as votes against, while broker non-votes, if any, will be treated as shares not voted. Such vote will also satisfy the shareowner approval requirements of the New York Stock Exchange and Section 422 of the Code with respect to the grant of ISOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK INCENTIVE PLAN.

PROPOSAL NO. 3 - APPROVAL OF OGE ENERGY CORP. ANNUAL INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

     The Board of Directors has approved and recommended the adoption of an annual incentive compensation plan subject to approval by shareowners. The OGE Energy Corp. Annual Incentive Compensation Plan (the "Annual Plan") is intended to replace the Company's Annual Incentive Compensation Plan that was adopted in 1992. As discussed below, the Annual Plan is designed to comply with Section 162(m) of the Code and the Annual Plan will not become effective unless the shareowner approval described below is obtained.

     The purpose of the Annual Plan is to maximize the efficiency and effectiveness of the operations of the Company and its subsidiaries by providing incentive compensation opportunities to certain key executives and managers responsible for operational effectiveness and to link further the financial interests and objectives of employees with those of the Company and its shareowners. The Annual Plan provides for the payment of annual cash bonuses based on Company performance and individual performance.

     The Annual Plan is designed to take into account Section 162(m) of the Code, which, as explained above regarding Proposal No. 2, generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are excluded from this deduction limit. In an effort to ensure that certain compensation payable under the Annual Plan to certain executives will qualify as performance-based compensation that is generally tax-deductible, the Annual Plan is being submitted to shareowners of the Company for approval at the Annual Meeting. By approving the Annual Plan, the shareowners will be approving, among other things, the performance measures, eligibility requirements and annual incentive award limits contained therein. The Annual Plan provides for the establishment and payment of Target Company Awards and Target Individual Awards. Target Individual Awards payable under the Annual Plan will not qualify as "performance-based compensation" under Section 162(m) of the Code and, thus, will count toward the annual $1,000,000 deduction limit. For this reason, the Annual Plan precludes the granting or payment of Target Individual Awards to any Covered Employee. If the shareowners approve the Stock Incentive Plan and the Annual Plan, the Compensation Committee believes that all compensation paid to executives will continue to be deductible by the Company in the foreseeable future.

     Set forth below is a summary of certain important features of the Annual Plan. This summary is qualified in its entirety by reference to the actual plan attached hereto as Annex B.

     ADMINISTRATION. The Annual Plan will be administered by the Compensation Committee, or such other committee of the Board as the Board may from time to time designate, which, to the extent Target Company Awards are intended to be exempt from Section 162(m) of the Code, will be composed solely of not less than two persons who qualify as "outside directors" for purposes of Section 162(m) of the Code. The Compensation Committee will have sole authority to make rules and regulations relating to the administration of the Annual Plan, and any interpretations and decisions of the Compensation Committee with respect to the Annual Plan will be final and binding.

     ELIGIBILITY. Officers, executives or other key employees of the Company and its subsidiaries who, in the opinion of the Chief Executive Officer, can contribute significantly to the growth and profitability of the Company and its subsidiaries are eligible to be selected by the Compensation Committee to be granted awards under the Annual Plan. Specific criteria for participation shall be established by the Compensation Committee prior to the beginning of each incentive period (generally a calendar year), and selected employees will be notified in writing of their selection, and of their performance goals and related Target Company Awards and Target Individual Awards, as soon as practicable. Under certain circumstances, individuals who become eligible after an incentive period has commenced may participate in the plan. The Compensation Committee may withdraw its approval for participation in the plan with respect to an incentive period at any time during such period (except where a change of control occurs during an incentive period), and the employee will not be entitled to the payment of any Award for such incentive period. No participant or other employee shall have the right to participate in the Annual Plan for any incentive period, despite having been selected in a previous incentive period. No right or interest of any participant in the Annual Plan may be assigned, transferred, pledged or encumbered.

  DESCRIPTION  OF AWARDS.

     TARGET COMPANY AWARDS. The Annual Plan permits the award of Target Company Awards (expressed as a percentage of base salary), which are established independent of the Target Individual Awards discussed below.

On or before the 90th day of each incentive period and in any event before 25% or more of the incentive period has elapsed, the Compensation Committee will establish for each participant the Target Company Award and specific objective performance goals for the incentive period, which will be based on one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net operating income, net income, return on assets, earnings before income taxes, depreciation and amortization, return on total assets employed, capital expenditures, earnings before income taxes, economic value added, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and/or maintenance cost management (including operation and maintenance expenses per
Kwh), and energy production availability performance measures ("Company Performance Goals"). At the time Target Company Awards are established, the Compensation Committee will specify the manner in which the Company Performance Goal(s) will be calculated. In so doing, the Compensation Committee may exclude the impact of certain specified events from the calculation of the Company Performance Goal(s). For example, if a Company Performance Goal was earnings per share, the Compensation Committee could, at the time the Company Performance Goals are established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Company Performance Goals may also be based on the attainment of specified performance levels of the Company and/or any of its subsidiaries relative to other corporations. Upon establishing the Target Company Awards, the Compensation Committee will establish a minimum level of achievement of the Company Performance Goals that must be met in order to receive any portion of such award.

     The level of achievement of the Company Performance Goals at the end of the incentive period will determine the amount of each participant's Target Company Award that such participant will receive (the "Earned Company Award"), which may exceed 100% of the participant's Target Company Award. If the minimum level of achievement of Company Performance Goals for any incentive period is not met, no payment of an Earned Company Award will be made to the particular participant during the incentive period. To the extent that minimum achievement levels are met or surpassed, and upon certification by the Compensation Committee that the Company Performance Goals have been satisfied and that any other material terms and conditions of the Company Performance Awards are met, payment of an Earned Company Award will be made to the participant for that incentive period. The payment of all Earned Company Awards is subject to reduction or elimination by the Compensation Committee, in its sole discretion, until a change of control occurs. Except as set forth above, the Compensation Committee will have no additional discretion to modify the terms of Company Performance Awards. The maximum amount payable to a participant for an Earned Company Award during any fiscal year will not exceed $1,000,000.

     INDIVIDUAL PERFORMANCE AWARDS. The Annual Plan permits the award of Target Individual Awards (expressed as a percentage of base salary), which are established independent of the Target Company Awards discussed above. At the beginning of each incentive period, the Chief Executive Officer will recommend individual performance goals for each plan participant, other than any Covered Employee. The Compensation Committee will consider and approve or modify the recommendations as appropriate. The level of achievement of the individual performance goals at the end of the incentive period will determine the amount of each participant's Target Individual Award that such participant will receive (the "Earned Individual Award"), which may range from 0% to 175% of the participant's Target Individual Award and cannot exceed $250,000. The payment of all Earned Individual Awards is subject to approval by the Compensation Committee, and will in no way be contingent upon the attainment of, or the failure to attain, the Company Performance Goals for the Target Company Awards granted to participants.

     Because the individual performance goals described above are not objective in nature, the award of Target Individual Awards and the payout of Earned Individual Awards do not qualify as "performance-based compensation" as defined in Section 162(m) of the Code. In order to ensure compliance with Section 162(m), the Annual Plan precludes the granting of Target Individual Awards or payout of Earned Individual Awards to Covered Employees. However, the Compensation Committee desires to retain the ability to evaluate other key employees on a subjective basis through Target Individual Awards.


     TERMINATION OF EMPLOYMENT. In the event of termination due to death, total and permanent disability or retirement, and such termination does not occur within 24 months after a change of control, any Earned Awards (Earned Individual Awards and/or Earned Company Awards) will be prorated to reflect participation prior to termination. In the event of termination for any other reason, and such termination does not occur within 24 months after a change of control, all of a participant's rights to an Earned Award for the incentive period then in progress will be forfeited; provided that, except in the event of termination for cause, the Committee may, in its discretion, pay a prorated award for the portion of the incentive period that the participant was employed.

     CHANGE OF CONTROL. If any participant is terminated for any reason other than for cause within 24 months after a change of control (as defined in the Annual Plan which is attached as Annex C), all awards previously deferred (with earnings) will be paid to the participant; along with the Target Company Award and the Target Individual Award established for the participant for the incentive period in progress at the time of termination, which is prorated for the portion of the incentive period the participant is employed.

     AMENDMENT AND DISCONTINUANCE. Subject to the provisions of the Plan, the Board of Directors of the Company has absolute discretion to amend, modify, suspend or terminate the Annual Plan at any time.

     NEW PLAN BENEFITS. Although the Committee has awarded target company awards to certain individuals under the current annual plan (see 1998 Awards, below), it cannot be determined at this time what benefits or amounts, if any, will be allocated to or received by any persons or group of persons under the Annual Plan if the plan is adopted. Such determinations as to allocations are at the discretion of the Compensation Committee and as to receipt of payouts is dependent upon future performance. However, the benefits and amounts payable under the Annual Plan for 1997 and prior years are set forth in the bonus column of the Summary Compensation Table on page 11 of this proxy statement.

     1998 AWARDS. The Committee in November 1997 awarded target company awards under the current annual plan to the following individuals and group described on page 11 that are presently employees of the Company: Steven E. Moore in an aggregate amount equal to 50% of base salary; A.M. Strecker in an aggregate amount equal to 40% of base salary; J.T. Coffman in an aggregate amount equal to 30% of base salary; J.R. Hatfield in an aggregate amount equal to 30% of base salary; M.D. Bowen in an aggregate amount equal to 30% of base salary; and other selected executive officers. These awards were granted for the incentive period commencing January 1, 1998, and ending December 31, 1998, and their payout is dependent upon individual and Company performance. In the event that the Annual Plan is not approved by the shareowners at the Annual Meeting, these awards will not be affected. Yet, the Board of Directors will consider what other actions, if any, will be necessary to effectuate the Company's executive compensation program.

     VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of the adoption of the Annual Plan with respect to
Section 162 of the Code. Abstentions from voting on this matter are treated as votes against, while broker nonvotes are treated as shares not voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ANNUAL INCENTIVE PLAN.


RELATIONSHIP WITH INDEPENDENT
PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     During 1997, the Company and Oklahoma Gas and Electric Company engaged Arthur Andersen LLP as its independent public accountants. The Board of Directors has appointed Arthur Andersen LLP as the independent public accountants for the Company and OG&E for 1998. Representatives of Arthur Andersen LLP will be present at the Annual Meeting of Shareowners and will have the opportunity to make a statement if they so desire. Such representatives will be available to respond to appropriate questions from shareowners at the meeting.


SHAREOWNER PROPOSALS
--------------------------------------------------------------------------------

     Any shareowner proposal intended to be presented at the Annual Meeting in 1999 must be received by the Company on or before November 27, 1998, for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals received by that date, deemed to be proper for consideration at the Annual Meeting and otherwise conforming to the rules of the Securities and Exchange Commission, will be included in the 1999 proxy statement.

LOCATION OF OKLAHOMA CITY MARRIOTT HOTEL
--------------------------------------------------------------------------------

                                     [MAP]

ANNEX A
                     OGE ENERGY CORP. STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

SECTION 1.  PURPOSES/DEFINITIONS.

     The purpose of the Plan is to give the Company and its Affiliates a competitive advantage in attracting, retaining and motivating non-employee directors, officers and employees and to provide the Company and its Affiliates with the ability to provide incentives more directly linked to the profitability of the Company's businesses, increases in shareowner value and enhancement of performance relative to customers.

For purposes of the Plan, the following terms are defined as set forth below:

a. "Affiliate" means (i) a corporation at least 50 percent of the common stock or voting power of which is owned, directly or indirectly by the Company, and (ii) any other corporation or other entity controlled by the Company and designated by the Committee from time to time.

b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock or Performance Unit.

c. "Award Cycle" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

d.   "Board" means the Board of Directors of the Company.

e. "Change of Control" and "Change of Control Price" have the meanings set forth in Section 9(b) and (c); respectively.

f. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

g. "Commission" means the Securities and Exchange Commission or any successor agency.

h.   "Committee" means the Committee referred to in Section 2.

i. "Common Stock" means common stock, par value $.01 per share, of the Company.

j.   "Company" means OGE Energy Corp., an Oklahoma corporation.

k. "Covered Employee" shall mean a participant designated prior to the grant of shares of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are taxable to such participant.

l. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

m. "Disinterested Person" means a member of the Board who qualifies as a non-employee director as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission, and as an "outside director" for purposes of Section 162(m).

n. "Early Retirement" of an employee means Termination of Employment with the Company or an Affiliate at a time when the employee is entitled to early retirement benefits pursuant to the early retirement provisions of the applicable pension plan of such employer.

o. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

p. "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock will be determined by the Committee in good faith.

q. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

r. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

s. "Normal Retirement" means (i) with respect to an employee, Termination of Employment with the Company or an Affiliate at a time when the employee is entitled to retirement benefits pursuant to the applicable pension plan of such employer and (ii) with respect to a non-employee director, retirement from the Board pursuant to the applicable rules for the Board.

t. "Performance Goals" means the performance goals established by the Committee prior to the grant of Restricted Stock or Performance Units that are based on the attainment of goals relating to one or more of the following: total shareholder return, return on capital, earnings per share, market share, stock price, sales, costs, net operating income, net income, return on assets, earnings before income taxes, depreciation and amortization, return on total assets employed, capital expenditures, earnings before income taxes, economic value added, cash flow, retained earnings, return on equity, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and/or maintenance costs management (including operation and maintenance expenses per Kwh), and energy production availability. At the time of establishing a Performance Goal, the Committee shall specify the manner in which the Performance Goal shall be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Performance Goal. Such Performance Goals also may be based upon the attainment of specified levels of performance of the Company or one or more Affiliates under one or more of the measures described above relative to the performance of other corporations. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and shall be set by the Committee within the time period prescribed by Section 162(m) and related regulations.

u.   "Performance Units" means an award made pursuant to Section 8.

v. "Plan" means the OGE Energy Corp. Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

w.   "Restricted Stock" means an award granted under Section 7.

x.   "Retirement" means Normal or Early Retirement.

y.   "Rule 16b-3"  means Rule 16b-3,  as  promulgated  by the  Commission  under
     Section 16(b) of the Exchange Act, as amended from time to time.

z. "Section 162(m)" means Section 162(m) of the Code, as amended from time to time.

aa.  "Stock Appreciation Right" means a right granted under Section 6.

bb.  "Stock Option" means an option granted under Section 5.

cc. "Termination of Employment" means (i) with respect to an employee, the termination of participant's employment with the Company and any Affiliate and (ii) with respect to a non-employee director, termination of service on the Board. A participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the participant does not immediately thereafter become or remain an employee of the Company or another Affiliate.

In addition, certain other terms that are defined herein shall have the definitions so ascribed to them.


SECTION 2.  ADMINISTRATION.
--------------------------------------------------------------------------------

     The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time determine, which committee, to the extent required to comply with Rule 16-3 and
Section 162(m), shall be composed solely of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to non-employee directors of the Company and officers and employees of the Company and its Affiliates. Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a) to select the non-employee directors, officers and employees to whom Awards may from time to time be granted;

(b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Units or any combination thereof are to be granted hereunder;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions of any Award granted hereunder, including, but not limited to, the option price (subject to Section 5(a), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

(e) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular Award upon the satisfaction of applicable Performance Goals or take any other such action to the extent such action or the Committee's ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as "performance based compensation" within the meaning of
     Section 162(m) and the regulations issued thereunder;

(f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

(g) to determine under what circumstances an Award may be settled in cash or Common Stock under Section 8(b)(i).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Company the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and
(i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and its Affiliates and Plan participants.


SECTION 3.  COMMON STOCK SUBJECT TO PLAN; OTHER LIMITATIONS.
--------------------------------------------------------------------------------

     The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 2,000,000; provided, that not more than 500,000 of such shares shall be issued as Restricted Stock. No participant may be granted Awards covering in excess of 250,000 shares of Common Stock in any one calendar year and no participant who is a non-employee director of the Company may be granted, in any one calendar year, Awards covering in excess of 2,500 shares of Common Stock. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. No participant may be granted Performance Units in any one calendar year payable in cash in an amount that would exceed $1,000,000 and no participant who is a non-employee director of the Company may be granted Performance Units in any one calendar year payable in cash in an amount that would exceed $15,000.

     Subject to Section 7(c)(iv), if any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its staff), or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

     In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, share exchange, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.


SECTION 4.  ELIGIBILITY.
--------------------------------------------------------------------------------

     Officers and employees of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates and non-employee directors of the Company are eligible to be granted Awards under the Plan.


SECTION 5.  STOCK OPTIONS.
--------------------------------------------------------------------------------

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limits on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

     Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a) OPTION PRICE. The option exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair

     Market Value of the Common Stock subject to the Stock Option on the date of grant.

(b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

(d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept, or in such other manner as the Committee approves. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option and, in the case of the exercise of a Nonqualified Stock Option, Restricted Stock subject to an Award hereunder which is of the same class as the Common Stock subject to the Stock Option (based, in each case, on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

     If payment of the option exercise price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Common Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

     In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     No shares of Common Stock shall be issued until full payment therefore has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 13(a).

(e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution or (ii) in the case of a Nonqualified Stock Option, pursuant to a gift to such optionee's children, whether directly or indirectly or by means of a trust or partnership or otherwise, if expressly permitted under the applicable option agreement. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, a gift permitted under the applicable option agreement.

(f) TERMINATION OF EMPLOYMENT BY DEATH. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of death, any Stock Option held by such optionee shall immediately become exercisable and may thereafter be exercised by the holder for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Disability, any Stock Option held by such optionee shall immediately become exercisable and may thereafter be exercised by the optionee for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(h) TERMINATION OF EMPLOYMENT BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Retirement, any Stock Option held by such optionee shall immediately become exercisable and may thereafter be exercised by the optionee for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year (or such shorter) period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(i) OTHER TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's stated term if such Termination of Employment of the optionee is involuntary; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change of Control (as defined in Section 9(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, or (2) the balance of such Stock Option's stated term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(j) CHANGE OF CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change of Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant or pursuant to Section 13(i) hereof, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised.


SECTION 6.  STOCK APPRECIATION RIGHTS.
--------------------------------------------------------------------------------

(a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

(b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(iii)Stock   Appreciation   Rights  shall  be  transferable  only  to  permitted
     transferees of the underlying Stock Option in accordance with Section 5(e).

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
     Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares as to which the Stock Appreciation Right is exercised at the time of exercise.


SECTION 7.  RESTRICTED STOCK.
--------------------------------------------------------------------------------

(a) ADMINISTRATION. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the non-employee directors, officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limits on grants to individual participants set forth in Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

     The Committee shall in the case of Covered Employees, and may in the case of other participants, condition the vesting of Restricted Stock upon the attainment of Performance Goals established before or at the time of grant and, in each instance, may establish the various levels of achievement of Performance Goals at which a portion or all of such Restricted Stock vests. In the case of Covered Employees, prior to the vesting of any Restricted Stock, the Committee shall certify that the applicable Performance Goals have been satisfied. The
Committee may, in addition to requiring satisfaction of any applicable Performance Goals, also condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

(b) AWARDS AND CERTIFICATES. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the OGE Energy Corp. Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of OGE Energy Corp. at 101 North Robinson, Oklahoma City, Oklahoma 73102."

     The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c) TERMS AND CONDITIONS. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan (including Section 5(d)) and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided, however, that in the case of Restricted Stock with respect to which a participant is a Covered Employee, any applicable Performance Goals have been satisfied.

(ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to
     Section 13(f) of the Plan (1) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (2) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

(iii)Except to the extent otherwise provided in the applicable Restricted Stock Agreement, any applicable employment agreement and Sections 7(c)(i), 7(c)(iv) and 9(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

(iv) Except to the extent otherwise provided in Section 9(a)(ii), in the event that a participant incurs a Termination of Employment due to Retirement or involuntary termination, the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant's Termination of Employment is due to death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

(v) If and when the applicable Performance Goals are satisfied for any shares of Restricted Stock and the Restriction Period expires without a prior forfeiture of such shares of Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

(vi) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.


SECTION 8.  PERFORMANCE UNITS.
--------------------------------------------------------------------------------

(a) ADMINISTRATION. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. Performance Units may be denominated in shares of Common Stock or cash, or may represent the right to receive dividend equivalents with respect to shares of Common Stock, as the Committee shall determine. The Committee shall determine the non-employee directors, officers and employees to whom and the time or times at which Performance Units shall be awarded, the form and number of Performance Units to be awarded to any participant (subject to the aggregate limits on grants to individual participants set forth in Section
     3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

     The Committee shall condition the settlement of Performance Units upon the attainment of Performance Goals, which shall be established before or at the time of grant. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

(b) TERMS AND CONDITIONS. Performance Units Awards shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the Performance Unit Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate actual performance in light of the Performance Goals for such Award, shall certify the extent to which such Performance Goals have been satisfied and shall determine the number of Performance Units granted to the participant which have been earned and the Committee may then elect to deliver cash, shares of Common Stock, or a combination thereof, in settlement of the earned Performance Units, in accordance with the terms thereof.

(ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections 8(b)(iii) and 9(a)(iii), upon a participant's Termination of Employment for any reason during the Award Cycle or before the applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Units Award shall be forfeited by the participant.

(iii)Except to the extent otherwise provided in the applicable Performance Unit Agreement and Section 9(a)(iii), in the event that a participant incurs a Termination of Employment due to death, Disability or Retirement, such participant shall receive a prorated payment based on such participant's number of full months of service during the Award Cycle, further adjusted based on the achievement of the Performance Goals during the entire Award Cycle, as certified by the Committee. Payment shall be made at the time payments are made to participants who did not terminate service during the Award Cycle.

(iv) A participant may elect to further defer receipt of the Performance Units payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

(v) If and when the applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Units, payment in accordance with Section 8(b)(i) hereof shall be made to the participant.

(vi) Each Award shall be confirmed by, and be subject to the terms of, a Performance Unit Agreement.


SECTION 9.  CHANGE OF CONTROL PROVISIONS.
--------------------------------------------------------------------------------

(a) IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change of Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

(ii) The restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.


(iii)All Performance Units shall be considered to be earned and payable in full and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.

(b) DEFINITION OF CHANGE OF CONTROL. For purposes of the Plan, a "Change of Control" shall mean the happening of any of the following events:

(i)  An  acquisition by any  individual,  entity or group (within the meaning of
     Section  13(d)(3)  or  14(d)(2)  of  the  Exchange  Act)  (a  "Person")  of
     beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
     (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 9(b); or

(ii) A change in the composition of the Board such that the individuals who, as of January 1, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 9(b), that any individual who becomes a member of the Board subsequent to January 1, 1998, whose election, or nomination for election by the Company's shareowners, was approved by a vote of at least a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)Consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), excluding, however, such a Business Combination pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (2) no Person (other than the corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business
     Combination or the combined voting power of the outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Businss Combination; or

(iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(c) Change of Control Price. For purposes of the Plan, "Change of Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change of Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.


SECTION 10.  LOANS.
--------------------------------------------------------------------------------

     The Company may make loans to a participant in connection with Awards subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan as the Committee shall impose from time to time, including without limitation the rate of interest, if any, and whether such loan shall be recourse or non-recourse.

     No loan made under the Plan shall exceed the sum of (i) the aggregate price payable with respect to the Award in relation to which the loan is made, plus
(ii) the amount of the reasonably estimated combined amounts of Federal and state income taxes payable by the participant.

     No loan shall have an initial term exceeding ten (10) years; provided that the loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one year after Termination of Employment due to death, Retirement or Disability, or (ii) the day of Termination of Employment for any reason other than death, Retirement or Disability.

     Loans under the Plan may be satisfied by the participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part in the form of unrestricted Common Stock already owned by the participant where such Common Stock shall be valued at Fair Market Value on the date of such payment.

     When a loan shall have been made, Common Stock with a Fair Market Value on the date of such loan equivalent to the amount of the loan shall be pledged by the participant to the Company as security for payment of the unpaid balance of the loan. Any portions of such Common Stock may, in the discretion of the Committee, be released from time to time as it deems not to be needed as security.

     The making of any loan is subject to satisfying all applicable laws, as well as any regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.


SECTION 11.  TERM, AMENDMENT AND TERMINATION.
--------------------------------------------------------------------------------

     The Plan will terminate 10 years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award or Performance Unit Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify or continue to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, except that: (i) no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3 and (ii) no such amendment shall lower the option exercise price of an Option other than as permitted by Section 3 in connection with a change in corporate capitalization or other transaction described in Section 3.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.


SECTION 12.  UNFUNDED STATUS OF PLAN.
--------------------------------------------------------------------------------

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the
Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


SECTION 13.  GENERAL PROVISIONS.
--------------------------------------------------------------------------------

(a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(1) The listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

(2) Any registration or other qualification of such shares of the Company under any state or Federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(3) The obtaining of any other consent, approval, or permit from any state or Federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any Affiliate to terminate the employment of any employee at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

(e) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Oklahoma, without reference to principles of conflict of laws.

(f) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

(g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

(h) In the case of a grant of an Award to any employee of an Affiliate, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

(i) Notwithstanding any other provision of the Plan, if any right granted pursuant to this Plan would make a Change of Control transaction ineligible for pooling of interests accounting under APB No. 16 (or any similar bulletin, rule or regulation) that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such grant Common Stock (or the common stock of the issuer for which the Common Stock is being exchanged in such Change of Control transaction) with a Fair Market Value equal to the cash that would otherwise be payable hereunder.


SECTION 14.  EFFECTIVE DATE OF PLAN.
--------------------------------------------------------------------------------

     The Plan shall be effective as of January 1, 1998, but only if it is subsequently approved by the affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of common stock of the Company represented at a meeting and entitled to vote thereon.

ANNEX B
                                OGE ENERGY CORP.
                       ANNUAL INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

I.   PURPOSE AND EFFECTIVE TIME OF THE PLAN

     The purpose of the Annual Incentive Compensation Plan (the "Plan") is to maximize the efficiency and effectiveness of the operations of OGE Energy Corp. and its subsidiaries (the "Company") by providing incentive compensation opportunities to certain key executives and managers responsible for operational effectiveness. The Plan is intended to encourage and reward the achievement of certain results critical to meeting the Company's operational goals. It is also designed to assist in the attraction and retention of quality employees, to link further the financial interest and objectives of employees with those of the Company and to foster accountability and teamwork throughout the Company.

     This Plan is designed to provide incentive compensation opportunities; awards made under this Plan are in addition to base salary adjustments given to maintain market competitive salary levels.

     Payments pursuant to Article 6 of the Plan are intended to qualify under the performance-based compensation exemption of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

     The Plan shall be effective as of June 30, 1998, subject to approval of the Plan by the shareowners of OGE Energy Corp. at its 1998 annual meeting by the affirmative vote of a majority of the shares of common stock of OGE Energy Corp. present in person or represented by proxy at the meeting and entitled to vote.


II.  DEFINITIONS
--------------------------------------------------------------------------------

When used in the Plan, the following words and phrases shall have the following meanings:

2.1. "Base  Salary"  means the actual annual base salary in effect for the first
     -------------
     full pay period after the beginning of the Plan Year as shown in the personnel records of the Company, and, for a Participant who is added to the Plan during a Plan Year pursuant to Section 4.3, his or her annual base salary in effect at the time he or she becomes a Participant as shown in the personnel records of the Company.

2.2. "Board" means the Board of Directors of Energy Corp.
     ------

2.3. "Change  of  Control"  shall  mean the  happening  of any of the  following
     --------------------
     events:

(i)  An  acquisition by any  individual,  entity or group (within the meaning of
     Section  13(d)(3)  or  14(d)(2)  of  the  Exchange  Act)  (a  "Person")  of
     beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of Energy Corp. (the "Outstanding Company Common Stock") or
     (2) the combined voting power of the then outstanding voting securities of Energy Corp. entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from Energy Corp., (2) any acquisition by Energy Corp., (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Energy Corp. or any corporation controlled by Energy Corp. or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

(ii) A change in the composition of the Board such that the individuals who, as of January 1, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to January 1, 1998, whose election, or nomination for election by Energy Corp.'s shareowners, was approved by a vote of at least a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)Consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of Energy Corp. (a "Business Combination"), excluding, however, such a Business Combination pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Energy Corp. or all or substantially all of Energy Corp.'s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (2) no Person (other than the corporation resulting from such Business Combination or any employee benefit plan (or related trust) of Energy Corp. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business
     Combination or the combined voting power of the outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

(iv) The approval by the shareowners of Energy Corp. of a complete liquidation or dissolution of Energy Corp.

2.4. "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
     -----
2.5. "Committee"  means  the  Compensation  Committee  of the Board or any other
     ----------
     Committee of the Board  designated  by  resolution  of the Board to perform certain administrative functions under the Plan provided that, to the extent awards under the Plan are intended to be exempt from Section 162(m) of the Code, such Committee shall be comprised of two or more persons, each of whom shall qualify as an "outside director" for purposes of Section 162(m)(4) of the Code.
2.6. "Company"  means Energy Corp.,  its  subsidiary,  Oklahoma Gas and Electric
     --------
     Company, and any domestic subsidiary or division of these entities, as designated by the Committee for participation in the Plan.

2.7. "Company  Performance  Goals"  shall  have the  meaning  ascribed  to it by
     ----------------------------
     Section 6.2 hereof.
2.8. "Covered Employee" means, for any Plan Year, a Participant designated prior
     -----------------
     to the grant of a Target Company Award for such Plan Year who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code for such Plan Year.
2.9. "Earned Award" means the Earned  Individual  Award,  if any, and the Earned
     -------------
     Company Award, if any, for a Participant for the applicable Plan Year.

2.10."Earned  Company Award" means the actual award earned under a Participant's
     ----------------------
     Target Company Award during a Plan Year as determined by the Committee after the end of the Plan Year (pursuant to Section 6.3 hereof).

2.11."Earned   Individual   Award"   means  the  actual  award  earned  under  a
     ----------------------------
     Participant's Target Individual Award during a Plan Year as determined by the Committee after the end of the Plan Year (pursuant to Section 5.4 hereof).
2.12."Energy Corp." shall mean OGE Energy Corp. and its successors and assigns.
     -------------
2.13."Participant"  means any  officer,  executive  or other key employee of the
     ------------
     Company selected by the Committee to be eligible to receive an award under the Plan. Members of the Board who are not employed on a full-time basis by the Company are not eligible to receive awards under the Plan.

2.14."Performance  Matrix" means the chart or charts or other schedules approved
     --------------------
     by the Committee that are used to determine the percentage of each Participant's Target Company Award which the Participant will actually receive as a result of the attainment of Company Performance Goals.

2.15."Plan" means this Annual Incentive  Compensation Plan, as it may be amended
     -----
     from time to time.
2.16."Plan Year" means a fiscal year beginning January 1 and ending December 31.
     ----------
                                      B-2

2.17."Target  Company  Award" means an award  established  pursuant to Article 6
     -----------------------
     hereof. Such Target Company Award shall be expressed as a percentage of the Participant's Base Salary.

2.18."Target Individual Award" means an award established  pursuant to Article 5
     ------------------------
     hereof. Such Target Individual Award shall be expressed as a percentage of the Participant's Base Salary.

III. ADMINISTRATION OF THE PLAN
--------------------------------------------------------------------------------

     The Plan shall be administered by the Committee to the extent provided herein. Subject to the provisions of the Plan, the Board shall have exclusive authority to amend, modify, suspend or terminate the Plan at any time.

IV.  ELIGIBILITY AND PARTICIPATION
--------------------------------------------------------------------------------

4.1. Eligibility.  Eligibility for participation in the Plan shall be limited to
     -----------
     those officers, executives or other key employees who are nominated for participation by the Chief Executive Officer of Energy Corp. (the "Chief Executive Officer") and then selected by the Committee to participate in the Plan.

4.2. Participation. Participation in the Plan shall be determined annually based
     -------------
     upon nomination by the Chief Executive Officer and selection by the Committee. Specific criteria for participation shall be determined by the Committee prior to the beginning of each Plan Year. Persons selected for participation shall be notified in writing of their selection, and of their individual performance goals and Company Performance Goals and related Target Individual Awards and Target Company Awards, as soon after approval as is practicable.

4.3. Partial Plan Year Participation. Subject to Article 6 herein, the Committee
     -------------------------------
     may, upon recommendation of the Chief Executive Officer, allow an individual who becomes eligible after the beginning of a Plan Year to participate in the Plan for that period. In such case, the Participant's Earned Award normally shall be prorated based on the number of full months of participation during such Plan Year. However, subject to Section 5.1 and
     Article 6 herein, the Chief Executive Officer, subject to Committee approval, may authorize an unreduced Earned Award.

4.4. Termination of Approval. In its sole discretion, the Committee may withdraw
     -----------------------
     its approval for participation in the Plan with respect to a Plan Year for a Participant at any time during such Plan Year; provided, however, that such withdrawal must occur before the end of such Plan Year and provided further that, in the event a Change of Control occurs during a Plan Year, the Committee may not thereafter withdraw its approval for a Participant during such Plan Year. In the event of such withdrawal, the employee concerned shall cease to be a Participant as of the date designated by the Committee, and the employee shall not be entitled to any part of an Earned Award for the Plan Year in which such withdrawal occurs. Such employee shall be notified of such withdrawal in writing as soon as practicable following such action.

V.   INDIVIDUAL AWARDS
--------------------------------------------------------------------------------

5.1. Award  Opportunities.  At the  beginning of each Plan Year,  the  Committee
     --------------------
     shall establish Target Individual Award levels for each Participant who is to be granted an opportunity to achieve an Earned Individual Award. The established levels may vary in relation to the responsibility level of the Participant. In the event a Participant changes job levels during the Plan Year, the Target Individual Award may be adjusted at the discretion of the Committee to reflect the amount of time at each job level. Notwithstanding any provision in this Plan to the contrary, (i) Target Individual Awards and Earned Individual Awards shall not be granted to Covered Employees, and
     (ii)Target Individual Awards shall not be dependent in any manner on, and shall be established independently of and in addition to, the establishment of any Target Company Awards or the payout of any Earned Company Awards pursuant to Article 6 herein.

5.2. Individual Performance Goals. At the beginning of each Plan Year, the Chief
     ----------------------------
     Executive Officer shall recommend individual performance goals for each Participant who is granted a Target Individual Award. The Committee shall consider and approve or modify the recommendations as appropriate. The level of achievement of the individual performance goals by a Participant at the end of the Plan Year, as determined pursuant to Section 5.4 below, will determine such Participant's Earned Individual Award, which may range from 0% to 175% of such Participant's Target Individual Award.

5.3. Adjustment of Individual  Performance  Goals.  The Chief Executive  Officer
     --------------------------------------------
     shall have the right to adjust the individual performance goals (either up or down) during the Plan Year if he determines that external changes or other unanticipated conditions have materially affected the fairness of the goals and unduly influenced a Participant's ability to meet them; provided, however, that no such adjustment to the Chief Executive Officer's individual performance goals shall be made unless approved by the
     Committee; and provided further that no adjustment of such individual performance goals for any Participant shall be made based upon the failure, or the expected failure, to attain or exceed the Company Performance Goals for any Target Company Award granted to such Participant under Article 6 herein and provided further that no adjustment shall be made of such individual performance goals for a Plan Year in which a Change of Control occurs.

5.4. Earned  Individual Award  Determination.  At the end of each Plan Year, the
     ---------------------------------------
     Chief Executive Officer shall review the performance of each Participant who received a Target Individual Award. Based on the Chief Executive Officer's determination as to a Participant's level of achievement of his or her individual performance goals, the Chief Executive Officer shall make a recommendation to the Committee as to the Earned Individual Award to be received by such Participant. The payment of all Earned Individual Awards is subject to approval by the Committee. The payment of an Earned Individual Award to a Participant shall not be contingent in any manner upon the attainment of, or failure to attain, the Company Performance Goals for the Target Company Awards granted to such Participant under Article 6.

5.5. Maximum  Payable/Aggregate  Award  Cap.  The  maximum  amount  payable to a
     --------------------------------------
     Participant pursuant to this Article 5 for performance by the Participant during any fiscal year of the Company shall be $250,000. The Committee also may establish guidelines governing the maximum Earned Individual Awards that may be earned by all Participants in the aggregate, in each Plan Year. These guidelines may be expressed as a percentage of a financial measure, or such other measure as the Committee shall from time to time determine.

5.6. Deferral of Payment. The Committee may in its sole discretion delay payment
     -------------------
     to a Participant pursuant to this Article 5, until the Participant is no longer a "covered employee" under Section 162(m) of the Code, as amended from time to time, its legislative history, and any regulations promulgated thereunder.

VI.  COMPANY AWARDS
--------------------------------------------------------------------------------

     In addition to any Target Individual Awards granted under Article 5, Target Company Awards based solely on Company performance may be established under this
Article 6 for Participants. Earned Company Awards are intended to satisfy the performance-based compensation exemption under Code Section 162(m)(4)(C) and the related regulations and shall thus be subject to the requirements set forth in this Article 6.

6.1. Award Opportunities. On or before the 90th day of each Plan Year and in any
     -------------------
     event before 25% or more of the Plan Year has elapsed, the Committee shall establish in writing for each Participant for whom a Target Company Award is to be granted under this Article 6, the Target Company Award and specific objective performance goals for the Plan Year, which goals shall meet the requirements of Section 6.2 herein (such goals are hereinafter referred to as "Company Performance Goals"). The extent, if any, to which an Earned Company Award will be payable to a Participant will be based solely upon the degree of achievement of such preestablished Company Performance Goals over the specified Plan Year; provided, however, that, unless and until a Change of Control occurs, the Committee may, in its sole discretion, reduce or eliminate the amount which would otherwise be payable with respect to a Plan Year. Payment of an Earned Company Award to a Participant shall consist of a cash award from the Company to be based upon a percentage (which may exceed 100%) of the Participant's Target Company Award.

6.2. Company Performance Goals. The Company Performance Goals established by the
     -------------------------
     Committee pursuant to Section 6.1 will be based on one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net operating income, net income, return on assets, earnings before income taxes, depreciation and amortization, return on total assets employed, capital expenditures, earnings before income taxes, economic value added, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and/or maintenance cost management (including operation and maintenance expenses per Kwh) and energy production availability performance measures. At the time of establishing a Company Performance

     Goal, the Committee shall specify the manner in which the Company Performance Goal shall be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Company Performance Goal. For example, if the Company Performance Goal were earnings per share, the Committee could, at the time this Company Performance Goal was established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Company Performance Goals also may be based on the attainment of specified levels of performance of Energy Corp. and/or any of its subsidiaries under one or more of the measures described above relative to the performance of other corporations. As part of the establishment of Company Performance Goals for a Plan Year, the Committee shall also establish a minimum level of achievement of the Company Performance Goals that must be met for a Participant to receive any portion of his Target Company Award. All of the provisions of this Section 6.2 are subject to the requirement that all Company Performance Goals shall be objective performance goals satisfying the requirement for "performance-based compensation" within the meaning of
     Section 162(m)(4) of the Code and the related regulations.

6.3. Payment of an Earned  Company  Award.  At the time the Target Company Award
     ------------------------------------
     for a Participant is established, the Committee shall prescribe a formula to determine the percentage (which may exceed 100%) of the Target Company Award which may be payable to the Participant based upon the degree of attainment of the Company Performance Goals during the Plan Year. Such formula may be expressed in terms of a Performance Matrix, a form of which is attached hereto as Schedule B. If the minimum level of achievement of Company Performance Goals established by the Committee for a Participant for a Plan Year is not met, no payment of an Earned Company Award will be made to the Participant for that Plan Year. To the extent that the minimum level of achievement of Company Performance Goals is satisfied or surpassed for a Participant for a Plan Year, and upon written certification by the Committee that the Company Performance Goals have been satisfied to a particular extent and that any other material terms and conditions of the Company Performance Awards have been satisfied, payment of an Earned Company Award shall be made to the Participant for that Plan Year in accordance with the prescribed formula except that, unless and until a Change of Control occurs, the Committee may determine, in its sole discretion, to reduce or eliminate the payment to be made.

6.4. Maximum  Payable.  The maximum amount payable to a Participant  pursuant to
     ----------------
     this Article 6 for performance by the Participant during any fiscal year of the Company shall be $1,000,000.

6.5. Committee  Discretion.   Notwithstanding  Articles  3  and  5  herein,  the
     ---------------------
     Committee shall not have discretion to modify the terms of Target Company Awards or the formula for calculating Earned Company Awards, except as specifically set forth in this Article 6.


VII. FORM AND TIME OF PAYMENT OF AWARDS
--------------------------------------------------------------------------------

     Subject to Article 6 herein, as soon as practicable following the availability of the Company's audited financial statements pertaining to the applicable Plan Year, Earned Award payments, if any, for such Plan Year shall be paid in cash.


VIII. TERMINATION OF EMPLOYMENT
--------------------------------------------------------------------------------

8.1. Termination of Employment Due to Death, Disability,  or Retirement.  In the
     ------------------------------------------------------------------
     event a Participant's employment is terminated by reason of death, total and permanent disability (as determined by the Committee), or retirement (as determined by the Committee) during a Plan Year and such termination does not occur within twenty-four (24) months after a Change of Control, the Earned Award, determined in accordance with Section 5.4 and Section 6.3 herein, for such Plan Year shall be reduced to reflect participation prior to termination. This reduction shall be determined by multiplying said Earned Award by a fraction; the numerator of which is the months of participation through the date of termination rounded up to whole months and the denominator of which is 12. The Earned Award thus determined for a Plan Year shall be paid as soon as practicable following the release of the Company's audited financial statements pertaining to such Plan Year.

8.2. Termination of Employment for Other Reasons.  In the event a  Participant's
     -------------------------------------------
     employment is terminated for any reason other than death, total and permanent disability (as determined by the Committee) or retirement

     (as determined by the Committee) during a Plan Year and such termination does not occur within twenty-four (24) months after a Change of Control, all of the Participant's rights to an Earned Award for the Plan Year then in progress shall be forfeited; provided that, except in the event of a termination of employment for cause (as determined in the sole discretion of the Committee and without regard to Section 10.2 hereof), the Committee, in its sole discretion, may pay a prorated award for the portion of that Plan Year that the Participant was employed by Energy Corp. or any of its subsidiaries, computed as determined by the Committee.


IX.  BENEFICIARY DESIGNATION
--------------------------------------------------------------------------------

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he received any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


X.   CHANGE OF CONTROL
--------------------------------------------------------------------------------

10.1.Termination Other than for Cause.  Notwithstanding  any other provisions of
     --------------------------------
     the Plan, in the event a Participant's employment with Energy Corp. or any of its subsidiaries is terminated voluntarily or involuntarily for any reason other than for cause (with cause being determined by the Committee in accordance with Section 10.2 hereof), within twenty-four (24) months after a Change of Control, all awards, if any, previously deferred (with earnings) shall be paid to the Participant within ten (10) business days of the termination, along with the Target Company Award and Target Individual Award established for the Participant for the Plan Year in progress at the time of the employment termination, prorated for the number of days in the Plan Year in which the Participant was employed by Energy Corp. or any of its subsidiaries, up to and including the date of termination; provided, however, any such payment to a Participant pursuant to this Section 10.1 shall be reduced to the extent the Participant otherwise received payment of such Target Company Award or Target Individual Award pursuant to the terms of any employment agreement, plan, contract or other arrangement involving the Participant and Energy Corp. or any of its subsidiaries.

10.2.Termination for Cause. In the event a Participant's  employment with Energy
     ---------------------
     Corp. or any of its subsidiaries is terminated for cause (as determined by the Committee in the manner hereinafter set forth) within twenty-four (24) months after a Change of Control, no Earned Award will be paid for the Plan Year in progress at the time of the employment termination; provided that, following a Change of Control, a Participant shall be deemed to be terminated for cause only if his employment was terminated involuntarily at the written direction of the Committee due solely to: (i) the willful and continued failure of the Participant to substantially perform his duties (other than any such failure resulting from physical or mental illness) for a minimum period of two weeks after receiving a written demand for substantial performance from the Committee which specifically identifies the manner in which the Committee or Chief Executive Officer believes that the Participant has not substantially performed his duties or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.


XI.  MISCELLANEOUS
--------------------------------------------------------------------------------

11.1.Nontransferability.  No  Participant  shall  have the right to  anticipate,
     ------------------
     alienate, sell, transfer, assign, pledge or encumber his or her right to receive any award made under the Plan until such an award becomes payable to him or her.

11.2.No Right to Company  Assets.  Any benefits which become  payable  hereunder
     ---------------------------
     shall be paid from the general assets of Energy Corp. or applicable subsidiary. No Participant shall have any lien on any assets of the Company by reason of any award made under the Plan.

11.3.No  Implied   Rights;   Employment.   The  adoption  of  the  Plan  or  any
     ----------------------------------
     modification or amendment hereof does not imply any commitment to continue or adopt the same plan, or any modification thereof, or any other plan for incentive compensation for any succeeding year, provided, that no such modification or amendment shall adversely affect rights to receive any amount to which Participants have become entitled prior to such modifications and amendments. Neither the Plan nor any award made under the Plan shall create any employment contract between the Company and any Participant.

11.4.Participation.  No  Participant  or other employee shall at any time have a
     -------------
     right to be selected for participation in the Plan for any Plan Year, despite having been selected for participation in a prior Plan Year. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

11.5.All Determinations  Final. All determinations of the Committee or the Board
     -------------------------
     as to any disputed questions arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all Participants and all other persons and shall not be reviewable.

11.6.Plan   Description.   Each  Participant  shall  be  provided  with  a  Plan
     ------------------
     description and a Plan agreement for each Plan Year which shall include Target Individual Awards, individual performance goals, Target Company Awards, Company Performance Goals and a Performance Matrix for each year. In the event of a conflict between the terms of the Plan description and the Plan, the terms of the Plan shall control unless the Committee decides otherwise.

11.7.Successors.  This Plan shall be binding on the  successors  and  assigns of
     ----------
     Energy Corp.


                                                                                                                    OGE ENERGY CORP.
OGE ENERGY CORP.                                                                                       ANNUAL MEETING OF SHAREOWNERS
          [LOGO]                                                                                                        MAY 21, 1998
P         The undersigned hereby appoints Steven E. Moore, Herbert H. Champlin,  and Bill Swisher, and each of them severally,  with full power of substitution and with full power to act with or without the other, as the proxies of the undersigned to represent and to vote all shares of stock of OGE Energy  Corp.  held of record by the  undersigned  on March 23, 1998,  at the  Company's
R    Annual Meeting of Shareowners to be held on May 21, 1998, and at all  adjournments  thereof,  on all matters coming before said meeting.

O         THIS PROXY,  WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, THIS PROXY
     WILL BE VOTED FOR THE ELECTION AS  DIRECTORS  OF THE NOMINEES  NAMED ON THE REVERSE SIDE OF THIS PROXY CARD AND FOR APPROVAL OF
     THE OGE ENERGY CORP. STOCK INCENTIVE PLAN AND THE OGE ENERGY CORP. ANNUAL INCENTIVE COMPENSATION PLAN.
X

     -------------------------------------------------------------------------------------------------------------------------------
Y    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.  Unless you attend and vote in person, you MUST sign and return your proxy in order to have your shares voted at the meeting.
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    ----------------
                                                                                                                    SEE REVERSE SIDE
                                                                                                                    ----------------


PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS BELOW.  EACH JOINT OWNER SHOULD SIGN. ATTORNEY,     Please mark your votes as   /X/
EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD         indicated in this example
GIVE THEIR FULL TITLES.


------------------------------------------------------------------------------------------------------------------------------------
The Board recommends a vote FOR the election as directors of the nominees named below and a vote FOR approval of the Stock Incentive
Plan and the Annual Incentive Compensation Plan.
------------------------------------------------------------------------------------------------------------------------------------
1. Election of Directors:   FOR all NOMINEES / /      WITHHOLD AUTHORITY / /     3. Approval of the       FOR    AGAINST    ABSTAIN
   NOMINEES:              (list exceptions below).   to vote for all nominees.      OGE Energy Corp.      / /      / /        / /
   Luke R. Corbett;                                                                 Annual Incentive
   Robert Kelley;                                                                   Compensation Plan.
   Bill Swisher



----------------------------------------------------------------------------     4. In their discretion, the proxies are authorized
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE        to vote upon such other business as may properly
THAT NOMINEE'S NAME ON THE LINE ABOVE.                                              come before the meeting.


2. Approval of the OGE Energy Corp. Stock    FOR   AGAINST   ABSTAIN                DISCONTINUE MAILING  / /  I WILL ATTEND THE / /
   Incentive Plan.                           / /     / /       / /                  OF DUPLICATE ANNUAL       ANNUAL MEETING
                                                                                    REPORT
------------------------------------------------------------------------------------------------------------------------------------


X                                                    /     /98      X                                                      /     /98
--------------------------------------------------------------      ----------------------------------------------------------------
             Signature of Shareowner                  Date                       Signature of Shareowner                    Date
------------------------------------------------------------------------------------------------------------------------------------


OGE ENERGY CORP.

                                ADMISSION TICKET
                             RETAIN FOR ADMITTANCE


                               Annual Meeting of
                          OGE ENERGY CORP. SHAREOWNERS
                             Thursday, May 21, 1998
                                   10:00 a.m.
                         Oklahoma City Marriott Hotel*
                           3233 Northwest Expressway
                            Oklahoma City, Oklahoma




It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card above.

                                                                                               {MAP}
THIS TICKET MUST BE PRESENTED TO THE OGE REPRESENTATIVE  AT THE MARRIOTT
HOTEL FOR ADMITTANCE TO THE ANNUAL MEETING.

*REGIONAL MAP ON REVERSE SIDE.



OGE ENERGY CORP.                                        ADMISSION TICKET
321 North Harvey Avenue                               RETAIN FOR ADMITTANCE
Oklahoma City, Oklahoma 73102











EAST BOUND I-44: Exit I-44 East
to Highway '3' (Grand Boule-
vard), continuing in a northerly
direction approximately 1-1/2
miles, exit right onto Highway
'3A' East (Northwest Express-
way), proceed approximately                               {MAP}
1/4 mile, turn left on Indepen-
dence,turn right to Marriott
Hotel.

WEST BOUND I-44: Exit left I-44
West 'Exit 125C' to Highway
'3A'(Northwest Expressway),
turn right onto Highway '3A'
(Northwest Expressway),
continue in a northwesterly
direction approximately 2 miles,
turn right to Marriott Hotel.